                                  OLD WESTBURY
                                   FUNDS, INC.
--------------------------------------------------------------------------------

                                                 Annual Report
                                                 October 31, 2001




                       Bessemer Investment Management LLC
--------------------------------------------------------------------------------
                               INVESTMENT ADVISOR

                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------

  The total return of the Old Westbury Core Equities Fund (the "Portfolio") for the fiscal year ended October 31, 2001, was (26.73%)%* as compared to a (24.90%)* return for the Standard & Poor's 500 Index**.

  Without a doubt, the year ended October 31, 2001 was one of the most challenging in recent memory. Prior to September 11, fears of recession had begun to abate due primarily to the Federal Reserve's aggressive moves to cut interest rates. By August, the effects of the decreases were rippling through the economy and leading indicators had started to show modest improvement. After September 11, however, the dynamics of the environment changed dramatically. While the financial services and airline industries took direct, physical blows, business in virtually every industry was disrupted to some degree by the attacks. Not surprisingly, when trading resumed, the markets sold off as a recession became all but certain.

  But, when the dust settled, the market's drop was not out of line with past declines caused by global or political crises. Moreover, prices did stabilize quickly, albeit at lower levels. In late September, many high quality issues were selling at very attractive prices--and we took the opportunity to add names like St. Paul, Chubb, Best Buy, TJX Company and Bed, Bath and Beyond as well as a few defense names to the portfolio. As the period drew to a close, virtually all of these issues moved off their post-9/11 lows. Nonetheless, performance was impacted by events. Anticipating a recovery in the second half of the year, the portfolio was heavily weighted in cyclical issues. Most of these issues experienced setbacks in the aftermath of 9/11 as the economic recovery was moved out to 2002. Thus, performance on an absolute basis was disappointing. Relative to the indices and its peers, however, the portfolio weathered this volatile period well.

  Despite recent events, we are optimistic about the prospects for stocks moving forward. As interest rates have dropped, there has been a wave of

* Past performance is no guarantee of future results. Investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

** S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR'S REPORT
(Continued)
-------------------------------------------------------------------------------

mortgage refinancing--resulting in an increase in disposable incomes. The decline in oil prices is also putting money in consumers' pockets. Also, huge fiscal stimulus packages are in the works in Congress and, due to recent events, are on a fast track to implementation. Finally, inventories are declining--particularly in the auto industry where current deals have become too attractive for many consumers to ignore. Thus, while the fourth quarter may be somewhat rocky, the environment should improve considerably as we move into the new year. In anticipation of this, stocks have moved higher in recent weeks. Still, all boats have not risen with the rising tide--consumers are clearly cost conscious. With profits down and excess capacity, companies are also curtailing spending. Thus, moving forward, we expect to see the discount retailer and more cyclical industries--rather than tech hi-fliers of the past--lead the market's rebound.

                                                 OLD WESTBURY CORE EQUITIES FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                                     (Concluded)
--------------------------------------------------------------------------------


                                    [CHART]

                         Old Westbury Core
                           Equities Fund            S&P 500 Index
    3/2/98                    10,000                    10,000
  10/31/98                    10,010                    10,575
  10/31/99                    13,002                    13,289
10/31/2000                    14,863                    14,098
10/31/2001                    10,890                    10,587


Average Annual Total Returns
For the Period Ended October 31, 2001*

  Old Westbury Core Equities Fund
  -------------------------------
  One Year............................................................. (26.73%)
  Since Inception (March 2, 1998)......................................   2.35%
  S&P 500 Index
  -------------
  One Year............................................................. (24.90%)
  March 2, 1998 to October 31, 2001....................................   1.57%

  The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The S&P 500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is no guarantee of future results. Investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------

  For the fiscal year ended October 31, 2001, the total return of the Capital Opportunity Fund (the "Portfolio") was (2.08%)*, versus a return of (12.16%)* for the Russell 2500 Index** for the same period. A more relevant benchmark, the Morgan Stanley Capital International USA (the "MSCI") Index*** ex-technology sector, returned -16.00%* over the same period.

  The market began discounting a recovery once again in August as interest rate cuts lifted some of the gloom. But events of September 11th short-circuited progress as it became apparent that virtually all companies would be affected by the disruption of business to some degree. Not surprisingly, when trading resumed, stocks across the market declined. Despite the underlying weakness of the economy, however, the drop was in line with past reactions to global crises. In the weeks that followed, the market slowly regained much of the ground lost. Still, the attacks and events had put the economy's weaknesses in high relief--and as the year ending October 31, 2001 drew to a close, anticipation of a quick sharp recovery had all but disappeared. As a result, the year ended October 31, 2001 was a very trying one for equity investors.

  In this very challenging environment, we are pleased to report that our portfolio not only stood its ground but also performed better than the vast majority of its peers due to its conservative positioning. Despite the improvement in sentiment in the late summer, we remained skeptical--while the interest rate environment had grown more favorable, profit margins still showed deterioration. Thus, moving into the fall and continuing to adhere to its non-technology strategy, the portfolio was

* Past performance is no guarantee of future results. Investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

** Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index. Investments cannot be made directly in an index.

*** Morgan Stanley Capital International USA (the "MSCI") Index ex-technology sector is a standard unmanaged securities index representing major US stock markets, as monitored by Morgan Stanley Capital International. Investments cannot be made directly in an index.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Continued)
-------------------------------------------------------------------------------

underweighted in many sectors like telecommunications and financial services. Holdings were concentrated in companies with "fortress-like" balance sheets-- those generating significant free cash flows and not dependent upon any major reinvestments in their businesses to grow. These issues weathered the gloomy months prior to September and the volatile markets thereafter far better than most.

  Moving ahead, we remain somewhat concerned about profit expectations and valuations. Recent events have forced companies to be more disciplined regarding their balance sheets--and more realistic about when the recovery will arrive. In many cases, cost-cutting that should have been done months ago is only now taking place. Moreover, with little visibility and sagging confidence, companies are curtailing their capital spending. So, profits should show improvement in the months ahead. This, coupled with all the stimulus added to the economy by the Federal Reserve and the federal government create a more favorable environment for stocks by the middle of 2002. In light of this, valuations were rising as the fourth quarter began. But as we've seen over the past year, expectations do not always materialize-- and the fundamentals, while showing improvement, do not yet justify the current level of optimism. Until they do, we expect to maintain our conservative posture.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------



                                    [CHART]

                       Old Westbury Capital
                         Opportunity Fund         Russell 2500 Index
   2/28/97                   10,000                    10,000
  10/31/97                   11,820                    12,002
  10/31/98                   10,620                    11,078
  10/31/99                   11,300                    13,072
10/31/2000                   14,072                    16,114
10/31/2001                   13,779                    14,154


Average Annual Total Returns
For the Period Ended October 31, 2001*

  Old Westbury Capital Opportunity Fund
  -------------------------------------
  One Year.............................................................  (2.08%)
  Since Inception (February 28, 1997)..................................   7.10%
  Russell 2500 Index
  One-Year.............................................................-(12.16%)----------------
  February 28, 1997 to October 31, 2001................................   7.73%

  The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Russell 2500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------

  The total return of the Old Westbury International Fund (the "Portfolio") for the fiscal year ended October 31, 2001, was (27.41%)** as compared to (24.93%)** for the Morgan Stanley Capital International's Europe, Australia and Far East (EAFE) Index***.

  Already weak, markets around the world sold off in the wake of the terrorist attacks in the United States*. No market escaped unscathed--when trading resumed, all experienced sharp declines below their September 10 closing. But, while the response was certainly unnerving, it was in line with past reactions to global political crises. At the same time, however, the attacks exacerbated the weakness of the global economies. In the days that followed, the U.S. Federal Reserve quickly lowered short-term interest rates, and the federal government announced its intention to "fast track" several large fiscal stimulus packages. As a result, in October, most markets gained back much of the ground they had lost. Still, it became apparent that the recovery in the U.S.--and as a result of that, in other economies worldwide--would now take longer than had been anticipated.

  This was not good news for Japan, where lackluster earnings coupled with disappointment in a lack of visible progress towards structural reforms had already lowered expectations. Thus, though Japan was the first major market to recover to its September 11th level, the rebound fizzled out quickly. The climate was not much better in Europe. There the markets had started the year on a more positive note. As time wore on, however, it became apparent that European economies were not immune to the effects of the U.S. slowdown. Central bankers contributed to the malaise with their reluctance to lower interest rates. Enthusiasm for equities wilted. As a result, this fiscal year was a very challenging and disappointing one for investors in the global markets in general, and for the Portfolio.

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** The Morgan Stanley Capital International Europe, Australia and Far East
    Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments can not be made directly in an index.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
(Continued)
-------------------------------------------------------------------------------


  Investors hate uncertainty--and uncertainty may dominate both the political and economic environments in the months ahead. At the same time, however, there are several positive factors working to spark a recovery in the global markets. Governments and central banks beyond the U.S. are now responding with changes in fiscal or monetary policies. The private sector is also responding. In Japan and Europe, many corporations have announced radical restructurings. The effects of such efforts, coupled with falling interest rates, increased government spending, as well as lower energy and commodity prices, should begin to take hold in the months ahead. Moreover, non-U.S. markets are now far more attractively priced than the U.S. market on most valuation measures. Japan and other Asian markets represent particularly good value as many issues are selling at decade lows, and balance sheets are in far better shape than they were during the Asian crisis three years ago. Thus, the Portfolio remains heavily weighted in Japan and other Asian markets, which have the potential to surprise on the upside in the year ahead.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                                     (Continued)
--------------------------------------------------------------------------------


                                    [CHART]

                       Old Westbury                Morgan Stanley
                    International Fund       Capital International (EAFE)
  10/22/93               10,000                         10,000
  10/31/93               10,140                         10,000
  10/31/94               10,800                         11,009
  10/31/95                9,883                         10,968
  10/31/96               11,415                         12,117
  10/31/97               12,174                         12,678
  10/31/98               10,971                         13,901
  10/31/99               14,133                         17,103
10/31/2000               13,902                         16,607
10/31/2001               10,091                         12,467


Average Annual Total Returns
For the Period Ended October 31, 2001*

  Old Westbury International Fund
  -------------------------------
  One Year............................................................. (27.41%)
  Five Years...........................................................  (2.44%)
  Since Inception (October 22, 1993)...................................   0.11%

  EAFE Index
  ----------
  One Year............................................................. (24.93%)
  Five Years...........................................................   0.57%
  October 22, 1993 to October 31, 2001.................................   2.79%

  The chart above illustrates the total value of a $10,000 investment, from inception, with dividends and capital gains reinvested. The EAFE Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------

                                     Consolidated Asset Allocation by
                                             Geographic Region
                                     ---------------------------------   EAFE
                                     10/31/01 6/30/01 3/31/01 12/31/00 10/31/01
                                     -------- ------- ------- -------- --------
Asia:
  Japan.............................   32.6%    29.4%   26.7%   24.4%    22.5%
  Hong Kong.........................    9.2%     9.3%    6.4%    5.4%     1.9%
  Singapore.........................    1.1%     0.8%    0.0%    0.0%     0.8%
  Australia.........................    0.0%     0.0%    0.0%    1.2%     3.3%
  New Zealand.......................    0.0%     0.0%    0.0%    0.0%     0.1%
                                      -----    -----   -----   -----    -----
                                       42.9%    39.5%   33.1%   31.0%    28.6%
                                      -----    -----   -----   -----    -----
Europe:
  United Kingdom....................   17.1%    17.4%   22.8%   23.6%    23.4%
  France............................    6.6%    11.9%    9.4%   11.6%    11.3%
  Netherlands.......................    5.0%     3.9%    9.0%    9.9%     5.5%
  Italy.............................    5.0%     1.4%    0.5%    0.5%     4.6%
  Germany...........................    4.9%     6.1%    3.8%    4.8%     7.8%
  Switzerland.......................    3.8%     9.5%    8.6%    6.1%     7.2%
  Finland...........................    2.0%     2.5%    1.5%    1.5%     1.9%
  Sweden............................    1.5%     1.3%    1.0%    1.5%     2.2%
  Spain.............................    1.0%     1.0%    1.5%    2.4%     3.2%
  Ireland...........................    0.0%     1.3%    1.2%    0.9%     0.7%
  Norway............................    0.0%     0.0%    0.0%    0.0%     0.5%
  Other.............................    0.0%     0.0%    0.0%    0.0%     1.5%
  Denmark...........................    0.0%     0.0%    0.0%    0.7%     1.0%
  Portugal..........................    0.0%     0.0%    0.0%    0.0%     0.6%
                                      -----    -----   -----   -----    -----
                                       46.9%    56.3%   59.3%   63.5%    71.4%
                                      -----    -----   -----   -----    -----
  Total investments in common stock.   89.8%    95.8%   92.4%   94.5%   100.0%
                                                                        =====
  Other assets less liabilities,
    net*............................   10.2%     4.2%    7.6%    5.5%
                                      -----    -----   -----   -----
                                      100.0%   100.0%  100.0%  100.0%
                                      =====    =====   =====   =====

 * Includes cash and foreign currency, short term investments, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------


  The total return for the Old Westbury Fixed Income Fund (the "Portfolio") for the fiscal year ended October 31, 2001, was 13.39%* as compared to 15.32%* for the Lehman Brothers Government/Credit Total Index** for the same time period.

  Seeking to bolster the faltering economy, the Federal Reserve (the "Fed") began an aggressive program of rate cutting as 2001 opened. From 6.5% in January, the Federal Funds rate ended October at 2%. As a result, over the course of the 12 months ended October 31, 2001, the yield curve steepened dramatically--and, despite the volatile political and economic climate, the year was a good one for bond investors. Investors in intermediate and shorter-term securities did particularly well. Moreover, corporates, which had weakened as the economic growth tapered off, firmed in response to the Fed's actions and worries about credit dissipated. Not surprisingly, however, higher quality issues here and in all sectors in this sector and others were investors' clear favorites--prior to and certainly after September 11th.

  Strong security selection and an emphasis on quality were the primary drivers of the fund's solid performance. In the corporate sector, we held a number of "putable" corporate bonds--essentially long-term securities with an option allowing the holder to sell at some intermediate date. Acquired at a very attractive price, these issues allowed us to capture all the yield of an intermediate corporate security but retain the potential for additional return if long-term interest rates fell further. Also, as the period drew to a close, the Treasury announced that issuance of 30-year Treasury debt would be suspended indefinitely. After lagging all year, prices of the fund's holdings in longer-term Treasuries spiked on the news they had been declared an endangered species and produced gains. Thus, despite one of

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

** Lehman Brothers Government/Credit Total Index is composed of all bonds that are investment grade--i.e., rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in an index.

OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR'S REPORT
(Continued)
-------------------------------------------------------------------------------

the most challenging political and economic environments in recent memory, the period was a good one for the Portfolio.

  Looking ahead, it seems that the wind is now at our back. Clearly, the Fed is determined to get the economy going again. The events of September 11th have sped up government action--fiscal stimulus in the pipeline prior to the attacks may be fast-tracked and additional packages are in the offing. Energy prices are declining and the refinancing of mortgage debt is boosting consumer income. The effects of these factors, coupled with tax cuts, should begin to become apparent moving forward. In anticipation, the stock market is already beginning to firm. In an improved economic environment, corporate issues should do well, and the yield curve will become flatter. After recessionary periods, the Fed has typically moved to the sidelines, only reversing policy after a year or longer. That would foretell a period of relatively stable short and long-term interest rates--thus, our outlook for bonds in general remains positive.

  As of October 31, 2001, approximately 9.05% of the Portfolio's assets were invested in Treasury Protected Inflation Securities, 44.10% in corporate bonds, 39.35% in Treasury and agency-related securities with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was approximately 13.6 years; the average credit quality was AA***.


*** The composition of the Fund's portfolio is subject to change.

                                                  OLD WESTBURY FIXED INCOME FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                                     (Concluded)
--------------------------------------------------------------------------------




                                    [CHART]

                                                  Lehman Brothers
                       Old Westbury Fixed        Government/Credit
                          Income Fund               Total Index
   3/12/98                   10,000                    10,000
  10/31/98                   10,930                    10,726
  10/31/99                   10,630                    10,655
10/31/2000                   11,327                    11,412
10/31/2001                   12,844                    13,161


Average Annual Total Returns
For the Period Ended October 31, 2001*

  Old Westbury Fixed Income Fund
  ------------------------------
  One Year............................................................... 13.39%
  Since Inception (March 12, 1998).......................................  7.12%
  Lehman Brothers Government/Credit Total Index
  ---------------------------------------------
  One Year............................................................... 15.32%
  March 12, 1998 to October 31, 2001.....................................  7.78%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman Brothers Government/Credit Total Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------

  The total return for the Old Westbury Municipal Bond Fund (the "Portfolio") for the fiscal year ended October 31, 2001 was 11.24%* as compared to 10.47%* for the Lehman Brothers Municipal Bond Index** for the same period.

  Safety and quality were investors' watchwords over the course of the year ended October 31, 2001--thus, despite the difficult environment, the period was a good one for those in the high grade municipal markets. With the economy deteriorating, the Federal Reserve (the "Fed") began an aggressive program of lowering interest rates in early January***. But the terrorist attacks on September 11th heightened concern that fallout from events would further weight down the already-slow economy. In the days that followed, the Fed dropped the federal funds rate once again. Not surprisingly, short and intermediate rates tended to drop more than long-term rates. Due to our underweighting in long securities and investment in high grade issues, the portfolio's performance was outstanding.

  That said, while they were not as volatile as other sectors of the bond markets, the muni markets were affected by the events of September 11th. Immediately after the attacks, concern centered around the viability of issuers directly impacted, such as the Port Authority of New York and New Jersey, as well as New York City. As the dust settled, however, it became apparent that both went into the crisis with strong finances. Moreover, insurance and assurances of federal aid mitigated much of the anxiety. The

* Past performance is no guarantee of future results. Investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

** Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating from Moody's of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. This index is unmanaged, and investments cannot be made directly in the index.

*** Income may be subject to the federal alternative minimum tax and state and local taxes.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Continued)
-------------------------------------------------------------------------------

Portfolio's holdings of New York securities rebounded in the weeks that followed. Airport issues, on the other hand, declined and remained under pressure as the period drew to a close. Here, however, the Portfolio had no holdings and was not impacted. Thus, the political events had relatively little impact on our portfolio and, under the circumstances, the year was a very good one indeed.

  Moving forward, we expect the economic environment will continue to be a rather challenging one, but positive for the municipal markets. Clearly, the economy's downturn was exacerbated by the terrorists' attacks. But, with ten actions to lower rates since the start of the year, it is apparent that the Fed is willing to do whatever it takes to restart economic activity. Fiscal stimulus packages, coupled with the effects of tax cuts and lower energy prices, should also help things along. Looking out longer term, the amount of liquidity added by the Fed and various fiscal aid packages does create the potential for a renewal of inflation fears. So, there is still reason for caution. At the same time, however, with inflation low and the yield curve steeper than it has been in over ten years, municipal yields do offer value.

  As of October 31, 2001, the Portfolio was well diversified with holdings in approximately 150 municipalities. The average weighted maturity of these our holdings was 7.5 years; the average credit quality, Aa****.


****  The composition of the Fund's portfolio is subject to change.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------


                                    [CHART]

                          Old Westbury              Lehman Brothers
                      Municipal Bond Fund        Municipal Bond Index
    3/6/98                   10,000                      10,000
  10/31/98                   10,620                      10,473
  10/31/99                   10,266                      10,288
10/31/2000                   11,170                      11,163
10/31/2001                   12,426                      12,331


Average Annual Total Returns
For the Period Ended October 31, 2001*

  Old Westbury Municipal Bond Fund
  One Year............................................................... 11.24%
  Since Inception (March 6, 1998)........................................  6.12%
  Lehman Brothers Municipal Bond Index
  One Year............................................................... 10.47%
  March 6, 1998 to October 31, 2001......................................  5.88%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman Brothers Municipal Bond Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is no guarantee of future results. Investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

                                                 OLD WESTBURY CORE EQUITIES FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                                October 31, 2001
--------------------------------------------------------------------------------

 Shares            Security Description                Value
 ------- ---------------------------------------    ------------
 COMMON STOCKS--93.7%
         BASIC MATERIALS--11.5%
  71,000 Alcan, Inc.                                $  2,169,050
  75,000 Alcoa, Inc.                                   2,420,250
 100,500 Dow Chemical Co.                              3,341,625
  63,000 E.I. du Pont de Nemours & Co.                 2,519,370
  87,000 International Paper Co.                       3,114,600
  42,000 Weyerhaeuser Co.                              2,096,220
                                                    ------------
                                                      15,661,115
                                                    ------------
         CAPITAL GOODS--3.2%
  68,500 General Electric Co.                          2,494,085
  47,000 General Motors Corp.                          1,942,040
                                                    ------------
                                                       4,436,125
                                                    ------------
         COMPUTER RELATED--5.8%
  19,000 Brocade Communications Systems, Inc. (b)        466,450
  60,000 Electronic Data Systems Corp.                 3,862,200
  61,000 Microsoft Corp. (b)                           3,547,150
                                                    ------------
                                                       7,875,800
                                                    ------------
         COMPUTER SOFTWARE/SERVICES--2.5%
  50,000 First Data Corp.                              3,378,500
                                                    ------------
         CONSUMER CYCLICAL--17.1%
  48,000 Bed Bath & Beyond, Inc. (b)                   1,202,880
  29,000 Best Buy Co., Inc. (b)                        1,592,100
 104,000 Home Depot, Inc.                              3,975,920
  83,000 Kohl's Corp. (b)                              4,615,630
  52,000 Omnicom Group, Inc.                           3,992,560
  65,000 Target Corp.                                  2,024,750
  40,000 TJX Cos., Inc.                                1,352,000
  89,000 Wal-Mart Stores, Inc.                         4,574,600
                                                    ------------
                                                      23,330,440
                                                    ------------

                       See Notes to Financial Statements.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Shares          Security Description              Value
 ------- ------------------------------------   ------------
 COMMON STOCKS--Continued
         CONSUMER STAPLES--9.2%
  65,000 Colgate-Palmolive Co.                  $  3,738,800
  87,000 General Mills, Inc.                       3,995,040
  50,000 Kroger Co. (b)                            1,223,000
  73,900 PepsiCo, Inc.                             3,599,669
                                                ------------
                                                  12,556,509
                                                ------------
         DEFENSE--3.1%
  45,000 Lockheed Martin Corp.                     2,194,650
  21,000 Northrop Grumman Corp.                    2,098,950
                                                ------------
                                                   4,293,600
                                                ------------
         DIVERSIFIED--4.1%
  24,000 Minnesota Mining & Manufacturing Co.      2,505,120
  62,000 Tyco International Ltd.                   3,046,680
                                                ------------
                                                   5,551,800
                                                ------------
         FINANCE--12.7%
  43,000 American International Group, Inc.        3,379,800
  18,000 Chubb Corp.                               1,229,400
  70,000 Citigroup, Inc.                           3,186,400
  58,000 Freddie Mac                               3,933,560
  46,000 Household International, Inc.             2,405,800
  43,000 Merrill Lynch & Co., Inc.                 1,879,530
  30,000 St. Paul Cos., Inc.                       1,377,000
                                                ------------
                                                  17,391,490
                                                ------------
         HEALTHCARE--14.7%
  54,000 American Home Products Corp.              3,014,820
  19,000 AmerisourceBergen Corp.                   1,207,640
  54,000 Amgen, Inc. (b)                           3,068,280
  66,000 Boston Scientific Corp. (b)               1,500,840
  51,000 Genzyme Corp. (b)                         2,751,450
  68,000 Johnson & Johnson                         3,937,880

                       See Notes to Financial Statements.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

 Shares           Security Description               Value
 ------- --------------------------------------   ------------
 COMMON STOCKS--Continued
  68,000 Medtronic, Inc.                          $  2,740,400
  33,000 Tenet Healthcare Corp. (b)                  1,898,160
                                                  ------------
                                                    20,119,470
                                                  ------------
         INDUSTRIALS--3.8%
  56,000 Caterpillar, Inc.                           2,504,320
  47,000 Illinois Tool Works, Inc.                   2,688,400
                                                  ------------
                                                     5,192,720
                                                  ------------
         MULTIMEDIA--4.1%
  50,000 Clear Channel Communications, Inc. (b)      1,906,000
  61,000 Comcast Corp., Special Class A (b)          2,186,240
  78,000 The Walt Disney Co.                         1,450,020
                                                  ------------
                                                     5,542,260
                                                  ------------
         TRANSPORTATION--1.9%
  49,000 Union Pacific Corp.                         2,548,490
                                                  ------------
 TOTAL COMMON STOCKS
   (Cost $132,775,316)                             127,878,319
                                                  ------------
 INDEX-LINKED TRUSTS--4.6%
 141,000 Nasdaq 100 Shares                           4,779,900
  14,000 S&P 500 Depositary Receipts                 1,482,320
                                                  ------------
 TOTAL INDEX-LINKED TRUSTS
   (Cost $7,860,650)                                 6,262,220
                                                  ------------

                      See Notes to Financial Statements.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Concluded)
-------------------------------------------------------------------------------

  Shares           Security Description             Value
 --------- -----------------------------------   ------------
 INVESTMENT COMPANIES--1.7%
 2,351,000 SEI Daily Income Government II Fund   $  2,351,000
                                                 ------------
 TOTAL INVESTMENT COMPANIES
   (Cost $2,351,000)                                2,351,000
                                                 ------------
 TOTAL INVESTMENTS
   (Cost $142,986,966) (a)--100.0%                136,491,539
 OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.0%                                   55,987
                                                 ------------
 NET ASSETS--100.0%                              $136,547,526
                                                 ============

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $496,320. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

     Unrealized
      appreciation         $  8,486,289
     Unrealized
      depreciation          (15,478,036)
                           ------------
     Net unrealized
      depreciation         $ (6,991,747)
                           ============

(b)  Non-income producing security.
                      See Notes to Financial Statements.

                                           OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                                October 31, 2001
--------------------------------------------------------------------------------

 Shares          Security Description             Value
 ------- -----------------------------------   ------------
 COMMON STOCKS--58.2%
         BASIC MATERIALS--2.5%
 184,000 OM Group, Inc.                        $ 11,141,200
                                               ------------
         COMMUNICATION SERVICES--1.3%
 117,720 Verizon Communications, Inc.             5,863,633
                                               ------------
         CONSUMER CYCLICAL--7.0%
 247,675 BJ's Wholesale Club, Inc. (b)           12,574,460
 155,881 Dollar Tree Stores, Inc. (b)             3,502,646
 128,101 Interpublic Group of Cos., Inc.          2,875,867
 200,800 Lowe's Cos., Inc.                        6,847,280
 227,000 Tiffany & Co.                            5,309,530
                                               ------------
                                                 31,109,783
                                               ------------
         CONSUMER STAPLES--9.1%
 224,716 Anheuser Busch Cos., Inc.                9,361,669
 413,612 Brinker International, Inc. (b)         10,505,745
 188,265 General Mills, Inc.                      8,645,129
 140,825 Hain Celestial Group, Inc. (b)           2,777,069
 225,000 Safeway, Inc. (b)                        9,371,250
                                               ------------
                                                 40,660,862
                                               ------------
         ENERGY--1.6%
 165,000 Grant Prideco, Inc. (b)                  1,499,850
 165,000 Weatherford International, Inc. (b)      5,647,950
                                               ------------
                                                  7,147,800
                                               ------------
         FINANCE--8.9%
 317,000 AFLAC, Inc.                              7,753,820
 297,600 Arthur J. Gallagher & Co.               10,874,304
 187,311 Fifth Third Bancorp                     10,568,087
 124,000 Merrill Lynch & Co., Inc.                5,420,040
 148,875 Nationwide Financial Services, Inc.      5,064,727
                                               ------------
                                                 39,680,978
                                               ------------

                       See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Shares              Security Description                  Value
 ------- --------------------------------------------   ------------
 COMMON STOCKS--Continued

         HEALTHCARE--6.7%
 190,000 Abbott Laboratories                            $ 10,066,200
  60,234 CIGNA Corp.                                       4,391,059
 157,300 Merck & Co., Inc.                                10,037,313
 178,250 Zimmer Holdings, Inc. (b)                         5,509,707
                                                        ------------
                                                          30,004,279
                                                        ------------
         INDUSTRIALS--9.3%
  76,000 Avery-Dennison Corp.                              3,518,800
 131,500 Dover Corp.                                       4,332,925
 192,540 Fiserv, Inc. (b)                                  7,160,563
 114,000 General Dynamics Corp.                            9,302,400
 117,536 Illinois Tool Works, Inc.                         6,723,059
 125,472 L-3 Communications Holdings, Inc. (b)            10,899,753
                                                        ------------
                                                          41,937,500
                                                        ------------
         MULTIMEDIA--3.4%
  94,800 Gannett Co., Inc.                                 5,991,360
 173,000 McGraw-Hill Cos., Inc.                            9,096,340
                                                        ------------
                                                          15,087,700
                                                        ------------
         TRANSPORTATION--4.7%
  96,410 Expeditors International of Washington, Inc.      4,357,732
 438,300 Southwest Airlines Co.                            6,968,970
 187,100 United Parcel Service, Inc.--Class B              9,542,100
                                                        ------------
                                                          20,868,802
                                                        ------------
         UTILITIES--3.7%
 255,170 Duke Energy Corp.                                 9,801,079
 191,104 Dynegy, Inc.                                      6,860,634
                                                        ------------
                                                          16,661,713
                                                        ------------
 TOTAL COMMON STOCKS (Cost $230,922,815)                 260,164,250
                                                        ------------

                       See Notes to Financial Statements.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

  Principal
   Amount/
   Shares                Security Description                  Value
 ----------- --------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES--38.7%
             FEDERAL HOME LOAN BANKS--26.8%
 $45,000,000 2.37%, 11/06/2001                              $ 44,985,960
  55,000,000 2.35%, 11/09/2001                                54,972,500
  20,000,000 2.25%, 01/15/2002                                19,915,420
                                                            ------------
                                                             119,873,880
                                                            ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--11.9%
  53,000,000 2.40%, 11/14/2001                                52,956,911
                                                            ------------
 TOTAL U.S. GOVERNMENT AGENCIES
   (Cost $172,816,781)                                       172,830,791
                                                            ------------
 INDEX-LINKED TRUSTS--2.7%
     146,400 S&P 400 Mid-Cap Depositary Receipt               12,099,960
                                                            ------------
 TOTAL INDEX-LINKED TRUSTS
   (Cost $11,986,515)                                         12,099,960
                                                            ------------

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Concluded)
-------------------------------------------------------------------------------

  Shares                Security Description                  Value
 --------- ---------------------------------------------   ------------
 INVESTMENT COMPANIES--1.1%
 4,730,500 Federated Trust for U.S. Treasury Obligations   $  4,730,500
                                                           ------------
 TOTAL INVESTMENT COMPANIES
   (Cost $4,730,500)                                          4,730,500
                                                           ------------
 TOTAL INVESTMENTS
   (Cost $420,456,611) (a)--100.7%                          449,825,501
 LIABILITIES IN EXCESS OF OTHER
   ASSETS--(0.7)%                                            (3,103,113)
                                                           ------------
 NET ASSETS--100.0%                                        $446,722,388
                                                           ============

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $377,859. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized
      appreciation         $ 46,923,886
     Unrealized
      depreciation          (17,932,855)
                           ------------
     Net unrealized
      appreciation         $ 28,991,031
                           ============

(b) Non-income producing security.
                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                               October 31, 2001
-------------------------------------------------------------------------------

 Shares        Security Description            Value
 ------- -------------------------------    ------------
 COMMON STOCKS--89.8%

         FINLAND--2.0%
         BASIC MATERIALS--1.2%
 113,144 UPM-Kymmene Oyj                    $  3,678,767
                                            ------------
         TELECOMMUNICATIONS--0.8%
 127,303 Nokia Oyj                             2,663,492
                                            ------------
         TOTAL FINLAND                         6,342,259
                                            ------------
         FRANCE--6.6%
         BASIC MATERIALS--0.8%
  54,942 Pechiney SA--Class A                  2,523,703
                                            ------------
         COMPUTER SERVICES/SOFTWARE--0.8%
  44,346 Cap Gemini SA                         2,496,307
                                            ------------
         CONSUMER GOODS--2.9%
   9,826 Groupe Danone                         1,137,217
 105,529 Sodexho Alliance SA                   4,970,925
  92,774 Valeo SA                              3,175,217
                                            ------------
                                               9,283,359
                                            ------------
         ENERGY--0.8%
  18,102 Total Fina Elf SA                     2,543,400
                                            ------------
         UTILITIES--1.3%
 137,517 Suez SA                               4,326,319
                                            ------------
         TOTAL FRANCE                         21,173,088
                                            ------------
         GERMANY--4.9%
         FINANCE--0.8%
  89,657 HypoVereinsbank AG                    2,721,308
                                            ------------
         INSURANCE--2.8%
  37,859 Allianz AG--Registered                8,896,246
                                            ------------
         TELECOMMUNICATIONS--0.4%
  76,788 Deutsche Telekom AG                   1,182,641
                                            ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares              Security Description                Value
 ---------- -----------------------------------------   ------------
 COMMON STOCKS--Continued

            TRANSPORTATION--0.9%
    198,488 Deutsche Post AG--Registered                $  2,824,587
                                                        ------------
            TOTAL GERMANY                                 15,624,782
                                                        ------------
            HONG KONG--9.2%
            BUILDING & CONSTRUCTION--2.0%
  9,304,602 New World Development Co., Ltd.                6,381,970
                                                        ------------
            CONSUMER GOODS--1.4%
 10,880,004 Giordano International Ltd.                    4,637,927
                                                        ------------
            DIVERSIFIED--5.0%
  7,322,363 China Resources Enterprises Ltd.               7,369,263
  4,019,538 Citic Pacific Ltd.                             8,245,164
                                                        ------------
                                                          15,614,427
                                                        ------------
            FINANCE--0.8%
  3,874,085 China Everbright Ltd.                          2,682,045
                                                        ------------
            TELECOMMUNICATIONS--0.0%
  6,760,584 Kantone Holdings Ltd. (b)                        143,878
                                                        ------------
            TOTAL HONG KONG                               29,460,247
                                                        ------------
            ITALY--5.0%
            BUILDING & CONSTRUCTION--2.0%
  1,006,893 Concessioni e Construzioni Autostrade SpA      6,329,979
                                                        ------------
            FINANCE--1.0%
    310,254 San Paolo-IMI SpA                              3,261,008
                                                        ------------
            INSURANCE--0.8%
    318,265 Mediolanum SpA                                 2,468,059
                                                        ------------
            TELECOMMUNICATIONS--1.2%
    477,795 Telecom Italia SpA                             3,989,192
                                                        ------------
            TOTAL ITALY                                   16,048,238
                                                        ------------

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

  Shares                 Security Description                   Value
 --------- -----------------------------------------------   ------------
 COMMON STOCKS--Continued

           JAPAN--32.6%
           BUILDING & CONSTRUCTION--0.6%
   572,560 Kajima Corp.                                      $  1,894,423
                                                             ------------
           CAPITAL EQUIPMENT--0.8%
 1,893,964 Mitsui Engineering & Shipbuilding Co., Ltd. (b)      2,429,250
                                                             ------------
           COMPUTER SOFTWARE/SERVICES--0.6%
       126 Net One Systems Co., Ltd.                            1,914,628
                                                             ------------
           CONSUMER GOODS--10.2%
   131,683 Aeon Co., Ltd.                                       2,823,969
    28,129 C&S Co., Ltd.                                          776,739
    55,158 DyDo Drinco, Inc.                                    1,108,522
    95,781 Fuji Photo Film Co., Ltd.                            3,161,270
     8,418 Ito-Yokado Co., Ltd.                                   371,367
    81,887 Konami Corp.                                         2,548,829
   404,321 Konica Corp.                                         2,084,282
       175 Nippon Unipac Holding (b)                              872,105
   533,504 Nissan Motor Co., Ltd.                               2,353,598
   242,028 Onward Kashiyama Co., Ltd.                           2,414,249
   192,059 Ricoh Co., Ltd.                                      3,200,853
   202,733 ShinMaywa Industries Ltd. (b)                          351,125
   304,241 Shiseido Co., Ltd.                                   3,009,974
   222,955 Toyo Suisan Kaisha Ltd.                              2,145,672
   222,907 Toyota Motor Corp.                                   5,408,551
                                                             ------------
                                                               32,631,105
                                                             ------------
           ELECTRONICS & ELECTRICAL EQUIPMENT--4.6%
   517,789 Fujikura Ltd.                                        2,292,730
   141,306 Fujitsu Ltd.                                         1,045,899

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Shares             Security Description                 Value
 ------- ------------------------------------------   ------------
 COMMON STOCKS--Continued

 258,594 Matsushita Electric Industrial Co., Ltd.     $  3,063,284
  24,309 Murata Manufacturing Co., Ltd.                  1,525,208
 247,408 Sanyo Electric Co., Ltd.                        1,180,395
  46,498 Sony Corp.                                      1,758,799
  32,439 TDK Corp.                                       1,441,674
 667,524 Toshiba Corp.                                   2,470,392
                                                      ------------
                                                        14,778,381
                                                      ------------
         ENERGY--1.3%
 172,286 Tokyo Electric Power Co., Inc.                  4,278,824
                                                      ------------
         FINANCE--6.6%
  11,934 Aiful Corp.                                       935,962
 135,990 Credit Saison Co., Ltd.                         3,255,183
 441,573 Mitsubishi Estate Co., Ltd.                     4,318,148
     352 Mitsubishi Tokyo Financial Group, Inc. (b)      2,616,887
 192,143 Nomura Securities Co., Ltd.                     2,527,268
 300,230 Sumitomo Mitsui Banking Corp.                   1,856,739
  50,349 TOC Co., Ltd.                                     316,725
   1,212 UFJ Holdings, Inc. (b)                          5,406,249
                                                      ------------
                                                        21,233,161
                                                      ------------
         HEALTHCARE--2.0%
 103,376 Fujisawa Pharmaceutical Co., Ltd.               2,482,950
   8,496 Suzuken Co., Ltd.                                 168,664
  75,238 Takeda Chemical Industries Ltd.                 3,644,960
                                                      ------------
                                                         6,296,574
                                                      ------------
         SERVICES--2.6%
 145,693 Dai Nippon Printing Co., Ltd.                   1,552,091
 657,246 Mitsubishi Corp.                                5,036,532
 218,387 Nippon Comsys Corp.                             1,730,611
                                                      ------------
                                                         8,319,234
                                                      ------------

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

  Shares           Security Description             Value
 --------- -----------------------------------   ------------
 COMMON STOCKS--Continued

           TELECOMMUNICATIONS--2.1%
       648 Nippon Telegraph & Telephone Corp.    $  2,668,126
       308 NTT DoCoMo, Inc.                         4,176,954
                                                 ------------
                                                    6,845,080
                                                 ------------
           TRANSPORTATION--1.2%
       728 West Japan Railway Co.                   3,990,752
                                                 ------------
           TOTAL JAPAN                            104,611,412
                                                 ------------
           NETHERLANDS--5.0%
           CONSUMER GOODS--1.8%
    49,147 Heineken NV                              1,808,226
   144,010 VNU NV                                   4,202,437
                                                 ------------
                                                    6,010,663
                                                 ------------
           ENERGY--1.4%
    85,525 Royal Dutch Petroleum Co.                4,352,162
                                                 ------------
           FINANCE--1.3%
   268,114 ABN Amro Holding NV                      4,095,519
                                                 ------------
           SEMICONDUCTORS--0.5%
   103,254 ASM Lithography Holding NV (b)           1,487,957
                                                 ------------
           TOTAL NETHERLANDS                       15,946,301
                                                 ------------
           SINGAPORE--1.1%
           FINANCE--0.1%
    71,584 Oversea-Chinese Banking Corp., Ltd.        412,025
                                                 ------------
           REAL ESTATE--1.0%
 1,400,257 City Developments Ltd.                   3,177,797
                                                 ------------
           TOTAL SINGAPORE                          3,589,822
                                                 ------------
           SPAIN--1.0%
           TELECOMMUNICATIONS--1.0%
   275,996 Telefonica SA (b)                        3,316,059
                                                 ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

  Shares        Security Description           Value
 --------- ------------------------------   ------------
 COMMON STOCKS--Continued

           SWEDEN--1.5%
           FINANCE--1.5%
 1,058,197 Nordea AB                        $  4,686,602
                                            ------------
           SWITZERLAND--3.8%
           BASIC MATERIALS--0.8%
    13,191 Holcim Ltd.--Class B                2,540,646
                                            ------------
           CONSUMER GOODS--1.6%
    24,832 Nestle SA--Registered--Class B      5,155,338
                                            ------------
           HEALTHCARE--1.4%
    93,816 Novartis AG--Registered             3,513,331
    13,959 Roche Holding AG                      968,140
                                            ------------
                                               4,481,471
                                            ------------
           TOTAL SWITZERLAND                  12,177,455
                                            ------------
           UNITED KINGDOM--17.1%
           BASIC MATERIALS--3.5%
   365,978 BOC Group PLC                       4,963,198
   377,841 Rio Tinto PLC--Registered           6,126,914
                                            ------------
                                              11,090,112
                                            ------------
           CONSUMER GOODS--2.1%
   798,291 Dixons Group PLC                    2,435,124
   928,026 Kingfisher PLC                      4,305,350
                                            ------------
                                               6,740,474
                                            ------------
           ENERGY--2.7%
   708,329 BP Amoco PLC                        5,722,383
   422,837 Enterprise Oil PLC                  3,074,686
                                            ------------
                                               8,797,069
                                            ------------

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

  Shares            Security Description               Value
 --------- --------------------------------------   ------------
 COMMON STOCKS--Continued

           FINANCE--2.3%
   195,785 HSBC Holdings PLC                        $  2,145,460
   223,806 Lloyds TSB Group PLC                        2,253,976
   281,179 Prudential Corp. PLC                        2,940,151
                                                    ------------
                                                       7,339,587
                                                    ------------
           HEALTHCARE--1.6%
   187,851 GlaxoSmithKline PLC (b)                     5,051,359
                                                    ------------
           MULTIMEDIA--2.9%
   353,408 British Sky Broadcasting Group PLC (b)      3,957,536
   458,135 Pearson PLC                                 5,500,072
                                                    ------------
                                                       9,457,608
                                                    ------------
           TELECOMMUNICATION--2.0%
   704,612 British Telecommunications PLC              3,555,800
 1,240,793 Vodafone Group PLC                          2,869,157
                                                    ------------
                                                       6,424,957
                                                    ------------
           TOTAL UNITED KINGDOM                       54,901,166
                                                    ------------
 TOTAL COMMON STOCKS (Cost $329,093,373)             287,877,431
                                                    ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Concluded)
-------------------------------------------------------------------------------

  Shares                Security Description                  Value
 --------- ---------------------------------------------   ------------
 INVESTMENT COMPANIES--0.6%
 1,901,000 Federated Trust for U.S. Treasury Obligations   $  1,901,000
                                                           ------------
 TOTAL INVESTMENT COMPANIES (Cost $1,901,000)                 1,901,000
                                                           ------------
 TOTAL INVESTMENTS (Cost $330,994,373) (a)--90.4%           289,778,431
 OTHER ASSETS IN EXCESS OF LIABILITIES--9.6%                 30,829,240
                                                           ------------
 NET ASSETS--100.0%                                        $320,607,671
                                                           ============

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,722,312. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

     Unrealized
      appreciation         $  3,839,731
     Unrealized
      depreciation          (49,777,985)
                           ------------
     Net unrealized
      depreciation         $(45,938,254)
                           ============

(b)  Non-income producing security.

AB--Aktiebolag (Swedish Stock Co.)
AG--Aktiengesellschaft (West German Stock Co.)
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
SA--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)
                      See Notes to Financial Statements.

                                                  OLD WESTBURY FIXED INCOME FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                                October 31, 2001
--------------------------------------------------------------------------------

 Principal
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------
 CORPORATE BONDS--44.1%

            CHEMICALS--1.7%
 $  500,000 Union Carbide Corp., 6.79%, 06/01/2025, (put
            06/01/2005)                                             $   535,060
                                                                    -----------
            COMPUTER RELATED--1.7%
    500,000 IBM Corp., 6.22%, 08/01/2027 (put 08/01/2004)               534,612
                                                                    -----------
            CONSUMER CYCLICAL--4.0%
    500,000 Hertz Corp., 6.30%, 11/15/2006, (put 11/15/2002)            515,769
    245,674 Wal-Mart Stores, Inc., Series 94B1, 8.45%, 07/01/2004       262,053
    402,889 Wal-Mart Stores, Inc., Series 92A1, 7.49%, 06/21/2007       442,452
                                                                    -----------
                                                                      1,220,274
                                                                    -----------
            CONSUMER STAPLES--3.9%
    500,000 Coca-Cola Enterprises, 7.00%, 10/01/2026, (put
            10/01/2006)                                                 549,994
    600,000 Coca-Cola Enterprises, 6.70%, 10/15/2036, (put
            10/15/2003)                                                 635,563
                                                                    -----------
                                                                      1,185,557
                                                                    -----------
            DIVERSIFIED--1.9%
    550,000 Eaton Corp., 6.50%, 06/01/2025, (put 06/01/2005)            583,557
                                                                    -----------
            ENERGY--7.5%
    400,000 ChevronTexaco Corp., 6.63%, 10/01/2004                      431,924
    165,000 ChevronTexaco Corp., 8.11%, 12/01/2004                      178,566
     20,000 Detroit Edison Co., Series C, 7.40%, 01/15/2003              20,983
    500,000 Illinois Power, 6.75%, 03/15/2005                           528,025

                       See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                  Security Description                     Value
 ---------- --------------------------------------------------   -----------
 CORPORATE BONDS--Continued
 $  100,000 New England Power, Series U, 8.00%, 08/01/2022       $   106,796
     75,610 Niagara Mohawk Power, Series D, 7.25%, 10/01/2002         77,819
    480,000 Oklahoma Gas & Electric, 6.50%, 07/15/2017 (put
            07/15/2004)                                              510,796
    400,000 Oklahoma Gas & Electric, 6.65%, 07/15/2027 (put
            07/15/2007)                                              421,987
                                                                 -----------
                                                                   2,276,896
                                                                 -----------
            FINANCE--12.0%
    500,000 Associates Corp., NA, 6.88%, 08/01/2003                  531,406
    175,000 Associates Corp., NA, Series H, 6.58%, 06/28/2002        179,919
    200,000 Commercial Credit Co., 6.63%, 06/01/2015, (put
            06/01/2002)                                              203,977
    150,000 Deutsche Ausgleichsbank, 5.13%, 09/22/2003               155,116
    500,000 General Motors Acceptance Corp., 6.75%, 01/15/2006       512,320
    300,000 General Motors Acceptance Corp., MTN, 6.75%,
            06/10/2002                                               307,075
    550,000 General Motors Acceptance Corp., MTN, 6.38%,
            01/30/2004                                               568,414
     56,650 Merrill Lynch & Co. Inc., Nikkei 225 Market Index
            Target-Term Securities (MITTS), 3.68%, 06/14/2002        553,470
     80,000 Morgan Guaranty Trust Co., 6.63%, 06/30/2004              85,329
    500,000 State Street Boston Corp., 7.35%, 06/15/2026, (put
            06/15/2006)                                              550,561
                                                                 -----------
                                                                   3,647,587
                                                                 -----------

                       See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

 Principal
   Amount                    Security Description                       Value
 ---------- -----------------------------------------------------    -----------
 CORPORATE BONDS--Continued
            HEALTHCARE--0.5%
 $  130,000 Kaiser Foundation Hospital, 9.55%, 07/15/2005            $   151,826
                                                                     -----------
            INDUSTRIALS--3.6%
    975,000 Ingersoll-Rand Co., 6.39%, 11/15/2027 (put 11/15/2004)     1,031,917
     70,000 Ingersoll-Rand Co., Series B, MTN, 6.02%, 02/15/2028,
            (put 02/15/2002)                                              71,731
                                                                     -----------
                                                                       1,103,648
                                                                     -----------
            MULTIMEDIA--1.0%
    300,000 Time Warner, Inc., 6.85%, 01/15/2026, (put 01/15/2003)       312,009
                                                                     -----------
            TELECOMMUNICATIONS--1.7%
    500,000 BellSouth Telecommunications, 6.00%, 06/15/2012              508,792
                                                                     -----------
            TRANSPORTATION--1.7%
    500,000 CSX Corp., 6.95%, 05/01/2027, (put 05/01/2002)               509,322
                                                                     -----------
            YANKEE--2.9%
    200,000 International Bank for Reconstruction & Development,
            12.38%, 10/15/2002                                           218,847
    100,000 International Bank for Reconstruction & Development,
            7.00%, 01/27/2005                                            110,720
    500,000 Swedish Export Credit Corp., 8.25%, 01/15/2023               544,051
                                                                     -----------
                                                                         873,618
                                                                     -----------
 TOTAL CORPORATE BONDS
   (Cost $12,953,965)                                                 13,442,758
                                                                     -----------

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount               Security Description                 Value
 ---------- -------------------------------------------   -----------
 U.S. GOVERNMENT SECURITIES--38.7%
            U.S. TREASURY BONDS--22.9%
 $4,000,000 6.00%, 02/15/2026                             $ 4,494,376
    300,000 5.38%, 02/15/2031                                 322,734
  2,100,000 3.38%, 04/15/2032 (b)                           2,182,688
                                                          -----------
                                                            6,999,798
                                                          -----------
            U.S. TREASURY NOTES--15.8%
  1,725,000 5.75%, 11/15/2005                               1,877,556
  1,425,000 6.50%, 10/15/2006                               1,608,024
    560,918 3.50%, 01/15/2011 (b)                             583,179
    700,000 5.00%, 02/15/2011                                 738,828
                                                          -----------
                                                            4,807,587
                                                          -----------
 TOTAL U.S. GOVERNMENT SECURITIES
   (Cost $10,882,970)                                      11,807,385
                                                          -----------
 U.S. GOVERNMENT AGENCIES--9.9%
            FEDERAL HOME LOAN BANKS--3.6%
    500,000 7.13%, 02/15/2005                                 555,770
    100,000 7.59%, 03/10/2005                                 112,701
    400,000 5.38%, 05/15/2006                                 422,146
                                                          -----------
                                                            1,090,617
                                                          -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.2%
    550,000 4.75%, 11/14/2003                                 572,133
    106,000 5.13%, 02/13/2004                                 111,099
                                                          -----------
                                                              683,232
                                                          -----------
            PRIVATE EXPORT FUNDING--3.9%
    100,000 7.30%, 01/31/2002                                 101,261
     50,000 6.90%, 01/31/2003                                  52,809
    300,000 7.03%, 10/31/2003                                 324,468

                       See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

 Principal
  Amount                     Security Description                      Value
 --------- -------------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES--Continued
 $350,000  6.62%, 10/01/2005                                         $  384,913
  300,000  5.34%, 03/15/2006                                            315,964
                                                                     ----------
                                                                      1,179,415
                                                                     ----------
           STUDENT LOAN MARKETING ASSOCIATION--0.2%
   53,244  9.40%, 05/31/2002, MTN                                        55,559
                                                                     ----------
 TOTAL U.S. GOVERNMENT AGENCIES
   (Cost $2,838,244)                                                  3,008,823
                                                                     ----------
 MUNICIPAL BONDS--3.4%
           CONNECTICUT--0.8%
  225,000  Connecticut State, GO, Taxable, 5.89%, 11/01/2002            231,980
                                                                     ----------
           MAINE--0.3%
  100,000  Maine State, GO, Taxable, 7.15%, 09/01/2002                  103,524
                                                                     ----------
           MISSOURI--1.0%
  290,000  Kansas City Planned Industrial Expansion, Revenue Bond,
           Taxable, 10.20%, 11/01/2014                                  316,729
                                                                     ----------
           TEXAS--1.3%
   50,000  Texas State, GO, Taxable, 7.13%, 12/01/2003                   53,851
  320,000  Texas State, GO, Taxable, 6.15%, 12/01/2006                  341,696
                                                                     ----------
                                                                        395,547
                                                                     ----------
 TOTAL MUNICIPAL BONDS
  (Cost $982,305)                                                     1,047,780
                                                                     ----------

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Concluded)
-------------------------------------------------------------------------------

 Shares          Security Description             Value
 ------- -----------------------------------   -----------
 INVESTMENT COMPANIES--2.5%
 766,600 SEI Daily Income Government II Fund   $   766,600
                                               -----------
 TOTAL INVESTMENT COMPANIES
  (Cost $766,600)                                  766,600
                                               -----------
 TOTAL INVESTMENTS
  (Cost $28,424,084) (a)--98.6%                 30,073,346
 OTHER ASSETS IN EXCESS OF LIABILITIES--1.4%       441,532
                                               -----------
 NET ASSETS--100.0%                            $30,514,878
                                               ===========

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,500. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation  $1,664,467
     Unrealized depreciation     (16,705)
                              ----------
     Net unrealized
      appreciation            $1,647,762
                              ==========

(b) Inflation protected security.
GO--General Obligations
MTN--Medium Term Note
                      See Notes to Financial Statements.

                                                OLD WESTBURY MUNICIPAL BOND FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                                October 31, 2001
--------------------------------------------------------------------------------

 Principal
   Amount                  Security Description                     Value
 ---------- --------------------------------------------------   -----------

 MUNICIPAL BONDS--94.0%

            ALABAMA--2.0%
 $  400,000 Alabama Water Pollution Control Authority, Revenue
            Bonds, 5.50%, 08/15/2014, (AMBAC)                    $   436,196
     45,000 Birmingham, GO, Series B, Warrants, 5.00%,
            07/01/2006, (FSA)                                         48,561
    120,000 Calhoun County Gasoline Tax Anticipation Warrants,
            5.15%, 03/01/2013, (AMBAC)                               127,174
    145,000 Pelham, GO, Warrants, 4.75%, 12/01/2008, (AMBAC)         154,213
    140,000 Pelham, GO, Warrants, 5.15%, 12/01/2014, (AMBAC)         149,453
                                                                 -----------
                                                                     915,597
                                                                 -----------
            ARIZONA--0.1%
     30,000 Oro Valley Excise Tax, Revenue Bonds, 5.20%,
            07/01/2014, (AMBAC)                                       32,199
                                                                 -----------
            ARKANSAS--0.8%
    260,000 Paragould Water Sewer & Electric, Revenue Bonds,
            5.15%, 12/01/2012, (AMBAC)                               277,737
    100,000 Paragould Water Sewer & Electric, Revenue Bonds,
            5.20%, 12/01/2013, (AMBAC)                               106,729
                                                                 -----------
                                                                     384,466
                                                                 -----------
            COLORADO--2.0%
    485,000 Longmont Sales & Use Tax, Revenue Bonds, 5.63%,
            11/15/2017                                               514,517
    385,000 University of Colorado Enterprise Systems, Revenue
            Bonds, 4.50%, 06/01/2011, (AMBAC)                        399,692
                                                                 -----------
                                                                     914,209
                                                                 -----------

                       See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                  Security Description                     Value
 ---------- --------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

            DISTRICT OF COLUMBIA--0.6%
 $  255,000 District of Columbia, GO, Series A, 5.63%,
            06/01/2002, (MBIA)                                   $   260,301
                                                                 -----------
            GEORGIA--0.5%
    200,000 Private Colleges & Universities Authority, Emory
            University, Revenue Bonds, Series A, 5.25%,
            09/01/2009                                               220,200
                                                                 -----------
            ILLINOIS--10.4%
    160,000 Calumet Park, GO, 4.70%, 12/01/2010, (FGIC)              168,246
    400,000 Chicago Board of Education, GO, 6.75%, 12/01/2008,
            (AMBAC)                                                  473,700
    225,000 Chicago Neighborhoods Alive 21 PG-A, GO, 5.88%,
            01/01/2019, (FGIC)                                       244,998
    315,000 Chicago, GO, Series B, 5.00%, 01/01/2011, (AMBAC)        336,795
    290,000 Cook County School District No. 149, GO, Series A,
            4.60%, 12/01/2011, (AMBAC)                               301,011
    285,000 Cook County School District No. 92.5, GO, 5.00%,
            12/01/2010, (FSA)                                        306,141
    150,000 Cook County School District No.153, GO, Series A,
            5.00%, 12/01/2009                                        161,141
    100,000 Du Page County Community High School District No.
            087, GO, Series A, 4.50%, 12/01/2005                     105,701
    150,000 Du Page County Community High School District No.
            202, GO, 5.55%, 12/30/2017, (FSA)                        159,428
    500,000 Du Page County Community High School District No.
            099, GO, 4.88%, 12/01/2018, (FSA)                        497,350

                       See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

 Principal
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

 $  260,000 Freeport Sewer System Improvements, GO, 5.55%,
            12/01/2014, (AMBAC)                                     $   283,382
    400,000 Illinois State Sales Tax Revenue Bonds, Series Z,
            5.00%, 06/15/2012                                           423,060
    300,000 Illinois State Toll Highway Authority, Revenue Bonds,
            Series A, 3.50%, 01/01/2005                                 301,920
    210,000 Kane County Community School District No. 304, GO,
            6.10%, 06/01/2006, (FGIC)                                   235,255
    300,000 Lake, Cook, Kane & McHenry Counties Community School
            District No. 22, GO, 5.38%, 12/01/2010, (FSA)               329,343
     80,000 Northern University, Revenue Bonds, 5.50%,
            04/01/2013, (AMBAC)                                          85,511
    165,000 Piatt, Champaign & De Witt Counties Community School
            District No. 025, GO, Series B, 4.50%, 10/01/2008,
            (MBIA)                                                      172,359
    100,000 Piatt, Champaign & De Witt Counties Community School
            District No. 025, GO, Series B, 4.60%, 10/01/2012,
            (MBIA)                                                      102,549
    140,000 Saline, Gallatin & Hamilton Counties Community School
            District No. 4 GO, 5.75%, 10/01/2004, (FGIC)                151,607
                                                                    -----------
                                                                      4,839,497
                                                                    -----------
            INDIANA--16.5%
    150,000 Avon Two Thousand School Building Corp., Revenue
            Bonds, 5.00%, 07/15/2006, (FGIC)                            161,217
    475,000 Batesville Elementary School Building Corp., Revenue
            Bonds, 3.40%, 07/05/2006                                    477,247

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

 $  175,000 Clark-Pleasant Community School Building Corp.,
            Revenue Bonds, 4.30%, 01/15/2012, (AMBAC)              $   174,342
    285,000 Eagle-Union Community School Building Corp., Revenue
            Bonds, 4.50%, 07/05/2012, (FSA)                            288,126
    100,000 East Allen Multiple School Building Corp., Revenue
            Bonds, 5.05%, 07/15/2005, (FSA)                            107,659
    315,000 East Allen Multiple School Building Corp., Revenue
            Bonds, 5.00%, 07/10/2014, (FSA)                            327,591
    415,000 East Allen Multiple School Building Corp., Revenue
            Bonds, 5.13%, 07/10/2015, (FSA)                            432,310
    560,000 Franklin Community Multiple School Building Corp.,
            Revenue Bonds, 5.13%, 07/15/2012, (FSA)                    596,490
     75,000 Franklin Township School Building Corp., Revenue
            Bonds, 5.75%, 07/15/2010                                    85,917
    180,000 Frankton-Lapel North Elementary School Building
            Corp., Revenue Bonds, 4.35%, 01/05/2008, (FSA)             185,764
    140,000 Henry County Government Center Building Corp.,
            Revenue Bonds, 3.90%, 07/05/2007, (FGIC)                   142,243
    135,000 Henry County Government Center Building Corp.,
            Revenue Bonds, 4.20%, 01/05/2009, (FGIC)                   137,506
    385,000 Henry County Government Center Building Corp.,
            Revenue Bonds, 4.50%, 01/05/2012, (FGIC)                   389,928
    145,000 Lebanon Middle School Building Corp., Revenue Bonds,
            5.05%, 07/15/2011, (FSA)                                   155,618

                       See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

 Principal
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

 $  500,000 Marion County Convention & Recreational Facilities
            Excise Tax, Revenue Bonds, Series A, 5.50%,
            06/01/2013, (MBIA)                                      $   545,215
    210,000 Mount Vernon Community School Building Corp., Revenue
            Bonds, 3.75%, 07/05/2007, (FSA)                             211,762
    700,000 Mount Vernon of Hancock County Multiple School
            Building Corp., Revenue Bonds, Series A, 5.25%,
            01/15/2014                                                  742,216
    170,000 Noblesville Elementary Intermediate School Building
            Corp., GO, 5.30%, 07/15/2009, (FSA)                         185,703
    205,000 Noblesville Elementary Intermediate School Building
            Corp., GO, 5.50%, 07/15/2012, (FSA)                         224,774
    130,000 Noblesville West School Building Corp., Revenue
            Bonds, 4.65%, 07/05/2005 (State Aid Withholding)            136,882
    115,000 South Bend Redevelopment Authority Lease, Revenue
            Bonds, 4.50%, 02/01/2012, (MBIA)                            116,481
    100,000 Valparaiso Middle Schools Building Corp., Revenue
            Bonds, 4.65%, 07/15/2005, (MBIA)                            105,439
    195,000 Valparaiso Middle Schools Building Corp., Revenue
            Bonds, 5.20%, 01/15/2013, (MBIA)                            206,058
    140,000 Warsaw Community Public Library, GO, 3.75%,
            07/01/2007, (FSA)                                           141,172
    120,000 Warsaw Community Public Library, GO, 3.95%,
            07/01/2008, (FSA)                                           121,318
    605,000 Westfield High School Building Corp., Revenue Bonds,
            Series 98, 5.00%, 07/05/2009, (AMBAC)                       645,831

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

 $  140,000 Westfield-Washington Elementary Building Corp., GO,
            4.40%, 01/15/2007, (FGIC)                               $   145,351
     75,000 Westfield-Washington Elementary Building Corp., GO,
            4.40%, 07/15/2007, (FGIC)                                    78,125
    135,000 Westfield-Washington Elementary Building Corp., GO,
            4.75%, 01/15/2011, (FGIC)                                   141,384
    255,000 Westfield-Washington Elementary Building Corp., GO,
            4.75%, 07/15/2011, (FGIC)                                   267,607
                                                                    -----------
                                                                      7,677,276
                                                                    -----------
            KANSAS--3.7%
    975,000 Johnson County Water District No. 001, Revenue Bonds,
            5.00%, 12/01/2013                                         1,032,339
    680,000 Olathe, GO, Series 198, 4.50%, 04/01/2009                   712,734
                                                                    -----------
                                                                      1,745,073
                                                                    -----------
            KENTUCKY--0.3%
    120,000 Hopkins County, GO, 5.63%, 02/01/2016, (FGIC)               130,399
                                                                    -----------
            MICHIGAN--8.5%
    130,000 Central Montcalm Public Schools, GO, 5.35%,
            05/01/2011, (MBIA Q-SBLF)                                   141,361
    240,000 Dundee Community School District, GO, 5.38%,
            05/01/2014, (Q-SBLF)                                        257,710
    250,000 Dundee Community School District, GO, 5.38%,
            05/01/2019, (Q-SBLF)                                        260,498
    325,000 East Lansing School District, GO, 5.35%, 05/01/2016,
            (Q-SBLF)                                                    343,434
    150,000 Garden City School District, GO, 3.85%, 05/01/2007,
            (Q-SBLF)                                                    152,414
    100,000 Garden City School District, GO, 4.20%, 05/01/2010,
            (Q-SBLF)                                                    101,880

                       See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

 Principal
   Amount                   Security Description                       Value
 ---------- ----------------------------------------------------    -----------

 MUNICIPAL BONDS--Continued

 $  420,000 Garden City School District, GO, 4.30%, 05/01/2011,
            (Q-SBLF)                                                $   428,341
    275,000 Gibraltar School District, GO, 5.00%, 05/01/2007,
            (MBIA)                                                      294,102
    320,000 Lake Orion Community School District, GO, Series A,
            5.70%, 05/01/2013, (FSA)                                    353,094
    500,000 Livonia Public Schools, GO, 5.63%, 05/01/2014, (FGIC)       545,330
    230,000 Manchester Community Schools, GO, 3.50%, 05/01/2007,
            (Q-SBLF)                                                    229,713
    100,000 Michigan State Building Authority, Revenue Bonds,
            Series A, 5.00%, 10/01/2005                                 107,393
    100,000 Oakland County Board of County Road Commissioners,
            Anticipation Notes, 4.55%, 08/01/2007                       105,553
    250,000 Van Buren County, GO, 5.00%, 05/01/2015, (AMBAC)            260,048
    375,000 Warren, GO, 5.00%, 06/01/2016                               384,244
                                                                    -----------
                                                                      3,965,115
                                                                    -----------
            MINNESOTA--0.3%
    140,000 Roseville Independent School District No. 623, GO,
            Series A, 5.00%, 02/01/2013, (FSA)                          148,319
                                                                    -----------
            NEBRASKA--2.8%
    400,000 American Public Energy Agency, Revenue Bonds, Series
            A, 4.38%, 06/01/2010, (AMBAC)                               395,404
    100,000 Douglas County School District No. 054, GO, 4.05%,
            12/15/2007, (FSA)                                           102,653
    310,000 Douglas County School District No. 001, GO, 5.00%,
            12/15/2008                                                  336,211

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                   Security Description                     Value
 ---------- ---------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

 $  285,000 Douglas County School District No. 054, GO, 4.60%,
            12/15/2012, (FSA)                                     $   292,079
    165,000 Hastings Combined Utility, Revenue Bonds, 4.35%,
            10/15/2012, (AMBAC)                                       167,188
                                                                  -----------
                                                                    1,293,535
                                                                  -----------
            NEW JERSEY--2.8%
    100,000 Allendale Board of Education, GO, 4.00%, 09/15/2009
            (School Board Reserve Fund)                               102,107
    150,000 Gloucester City Board of Education, GO, 4.10%,
            08/15/2011, (FGIC)                                        152,592
    500,000 Hammonton School District, GO, 4.75%, 08/01/2010,
            (FGIC)                                                    535,155
    500,000 Lawrence Township, GO, 4.25%, 10/01/2009, (MBIA)          518,755
                                                                  -----------
                                                                    1,308,609
                                                                  -----------
            NEW YORK--0.6%
    100,000 New York City Transitional Financial Authority,
            Revenue Bonds, Series B, 4.10%, 02/01/2008                101,801
    150,000 New York City Transitional Financial Authority,
            Revenue Bonds, Series B, 5.50%, 02/01/2009                165,012
     20,000 New York, GO, Series D, 6.00%, 02/15/2020                  22,313
                                                                  -----------
                                                                      289,126
                                                                  -----------
            OHIO--1.1%
    175,000 Clearview Local School District, GO, 6.65%,
            12/01/2017 (School District Credit Program)               217,721

                       See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

 Principal
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

 $  100,000 Ohio State Turnpike, Revenue Bonds, 4.50%, 02/15/2012   $   102,853
    175,000 Wellston City School District, GO, 5.80%, 12/01/2013        201,079
                                                                    -----------
                                                                        521,653
                                                                    -----------
            OREGON--2.6%
    825,000 Oregon State Department of Administrative Services
            Lottery, Revenue Bonds, Series A, 5.00%, 04/01/2008,
            (FSA)                                                       885,092
    300,000 Oregon State Department of Administrative Service
            Lottery, Revenue Bonds, Series A, 4.50%, 04/01/2012,
            (FSA)                                                       310,800
                                                                    -----------
                                                                      1,195,892
                                                                    -----------
            PENNSYLVANIA--1.9%
    190,000 Franklin Township Municipal Sanitation, Revenue
            Bonds, Series A, 4.00%, 01/01/2003, (FSA)                   193,680
    195,000 Franklin Township Municipal Sanitation, Revenue
            Bonds, Series A, 4.05%, 01/01/2004, (FSA)                   200,472
    180,000 Franklin Township Municipal Sanitation, Revenue
            Bonds, Series A, 4.10%, 01/01/2005, (FSA)                   186,023
    215,000 New Castle School District, GO, 4.40%, 03/01/2011,
            (MBIA)                                                      220,347
    100,000 Peters Township School District, Washington County,
            GO, Series B, 4.70%, 09/01/2014, (FSA)                      101,760
                                                                    -----------
                                                                        902,282
                                                                    -----------

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

            SOUTH CAROLINA--1.2%
 $  100,000 Piedmont Municipal Power Agency Electric, Revenue
            Bonds, 6.30%, 01/01/2022, (MBIA)                        $   106,683
    500,000 South Carolina State, GO, Series A, 3.50%, 01/01/2016       444,040
                                                                    -----------
                                                                        550,723
                                                                    -----------
            TEXAS--15.3%
    500,000 Dallas Waterworks & Sewer System, Revenue Bonds,
            5.00%, 10/01/2011                                           532,610
    500,000 Del Valle Independent School District, GO, 5.00%,
            02/01/2014, (PSF)                                           521,915
    435,000 Grape Creek Independent School District, GO, 5.00%,
            02/15/2012, (PSF)                                           461,070
    470,000 Gregory Portland Independent School District, GO,
            5.50%, 08/15/2019, (PSF)                                    492,372
    500,000 Lamar Independent School District, GO, 4.90%,
            02/15/2016, (PSF)                                           506,080
    255,000 Laredo, GO, 5.38%, 08/15/2020, (FGIC)                       263,382
    220,000 McKinney, GO, 5.20%, 08/15/2014, (FGIC)                     230,311
    210,000 Montgomery County Municipal Utility District No. 47,
            GO, 6.70%, 10/01/2012, (AMBAC)                              239,675
    250,000 Montgomery County Municipal Utility District No. 47,
            GO, 6.13%, 10/01/2015, (AMBAC)                              280,050
    290,000 New Braunfels Independent School, GO, 5.75%,
            02/01/2014, (PSF)                                           319,165
    570,000 Plano Independent School District, GO, 4.88%,
            02/15/2011, (PSF)                                           604,998
    295,000 San Felipe Del Rio Independent School District, GO,
            5.38%, 08/15/2016, (PSF)                                    309,880

                       See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

 Principal
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

 $  565,000 Tarrant County Health Facilities, Revenue Bonds,
            Series A, 5.00%, 09/01/2015, (FGIC)                    $   591,318
    635,000 Texas State Public Finance Authority, GO, 5.90%,
            10/01/2017                                                 692,766
    285,000 Travis County, GO, 4.00%, 03/01/2017                       259,225
    730,000 Ysleta Independent School District, Revenue Bonds,
            5.50%, 11/15/2010, (AMBAC)                                 822,154
                                                                   -----------
                                                                     7,126,971
                                                                   -----------
            UTAH--0.5%
    200,000 Salt Lake City Water District, Revenue Bonds, 5.05%,
            07/01/2011, (AMBAC)                                        212,250
                                                                   -----------
            WASHINGTON--3.1%
    300,000 King County Sewer, GO/Revenue Bonds, 6.25%,
            01/01/2035                                                 324,261
    390,000 Olympia Water & Sewer, Revenue Bonds, 4.75%,
            11/01/2011, (MBIA)                                         409,137
    500,000 Washington State, GO, Series A, 6.00%, 09/01/2015          538,590
    180,000 Washington State, GO, Series DD-14 & B, 6.00%,
            09/01/2019                                                 193,892
                                                                   -----------
                                                                     1,465,880
                                                                   -----------
            WISCONSIN--16.4%
    135,000 Cedarburg School District, GO, Series B, 5.00%,
            03/01/2013, (FSA)                                          141,172
    145,000 Cedarburg School District, GO, Series B, 5.00%,
            03/01/2014, (FSA)                                          150,616
    120,000 Fredonia Promissory Notes, GO, 4.00%, 09/01/2005,
            (MBIA)                                                     124,298
    130,000 Fredonia Promissory Notes, GO, 4.05%, 09/01/2007,
            (MBIA)                                                     132,607

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                    Security Description                       Value
 ---------- -----------------------------------------------------    -----------

 MUNICIPAL BONDS--Continued

 $  135,000 Fredonia Promissory Notes, GO, 4.20%, 09/01/2008,
            (MBIA)                                                   $   137,799
    225,000 Geneva Joint School District No. 4, GO, 5.25%,
            04/01/2012, (FSA)                                            244,262
    500,000 Kettle Moraine School District, GO, Series C, 4.50%,
            04/01/2012, (FSA)                                            514,875
    700,000 Kettle Moraine School District, GO, Series C, 5.00%,
            04/01/2014, (FSA)                                            731,478
    650,000 Menomonee Falls Water Systems, Revenue Bonds, 4.60%,
            12/01/2010, (FSA)                                            676,085
    375,000 Menomonee Falls Water Systems, Revenue Bonds, 4.70%,
            12/01/2011, (FSA)                                            392,618
    250,000 Neenah Promissory Notes, GO, Series A, 4.20%,
            03/01/2007                                                   258,355
    345,000 Oak Creek-Franklin School District, GO, 4.30%,
            04/01/2007, (FGIC)                                           357,185
    250,000 Oshkosh Corp., GO, Series A, 5.50%, 12/01/2007, (FGIC)       259,423
    315,000 Reedsville School District, GO, 4.38%, 04/01/2008,
            (FSA)                                                        325,896
    435,000 Reedsville School District, GO, 4.45%, 04/01/2009,
            (FSA)                                                        448,855
    180,000 Rothschild Promissory Notes, GO, 3.65%, 03/01/2006,
            (FSA)                                                        182,795
    200,000 Rothschild Promissory Notes, GO, 3.75%, 03/01/2007,
            (FSA)                                                        202,346
    220,000 Two Rivers Public School District, GO, 5.75%,
            03/01/2012, (FSA)                                            244,268
    505,000 Verona Area School District, GO, Series A, 5.50%,
            10/01/2012, (MBIA)                                           549,895
    300,000 Waupun School District, GO, 4.85%, 04/01/2014, (FGIC)        306,543

                       See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

 Principal
  Amount/
   Shares                   Security Description                      Value
 ---------- ----------------------------------------------------   -----------

 MUNICIPAL BONDS--Continued

 $  365,000 Webster School District Burnett, GO, 4.40%,
            04/01/2008, (MBIA)                                     $   378,144
    135,000 Whitewater, GO, 4.38%, 09/01/2008, (FSA)                   139,945
    185,000 Whitewater, GO, 4.38%, 09/01/2009, (FSA)                   191,014
    300,000 Whitewater Waterworks Systems, Revenue Bonds, 5.20%,
            10/01/2014, (MBIA)                                         318,048
    240,000 Wisconsin State Health & Educational Facilities,
            Revenue Bonds, 6.13%, 08/15/2022, (MBIA)                   254,066
                                                                   -----------
                                                                     7,662,588
                                                                   -----------
 TOTAL MUNICIPAL BONDS (Cost $41,892,910)                           43,762,160
                                                                   -----------
 INVESTMENT COMPANIES--5.4%
  2,547,000 SEI Tax-Exempt Trust Money Market Fund                   2,547,000
                                                                   -----------
 TOTAL INVESTMENT COMPANIES (Cost $2,547,000)                        2,547,000
                                                                   -----------
 TOTAL INVESTMENT (Cost $44,439,910) (a)--99.4%                     46,309,160
 OTHER ASSETS IN EXCESS OF
  LIABILITIES--0.6%                                                    257,176
                                                                   -----------
 NET ASSETS--100.0%                                                $46,566,336
                                                                   ===========

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.. $1,869,250
     Unrealized depreciation..        (--)
                               ----------
     Net unrealized
      appreciation............ $1,869,250
                               ==========

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Concluded)
--------------------------------------------------------------------------------

AMBAC--Insured by AMBAC Indemnity Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance Inc.
GO--General Obligations
MBIA--Insured by Municipal Bond Insurance Assoc.
PSF--Permanent School Fund Guarantee
Q-SBLF--Qualified-School Bond Loan Fund
                       See Notes to Financial Statements.

                                                        OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                October 31, 2001
--------------------------------------------------------------------------------

                                    Core        Capital                                  Municipal
                                  Equities    Opportunity   International     Fixed        Bond
                                    Fund          Fund          Fund       Income Fund     Fund
                                ------------  ------------  -------------  -----------  -----------
Assets:
 Investments, at market value.  $136,491,539  $449,825,501  $289,778,431   $30,073,346  $46,309,160
 Foreign currency
  (Cost $23,427,886)..........            --            --    24,062,731            --           --
 Cash.........................            57            34            70            59           83
 Accrued income receivable....        97,345       198,995       634,748       435,285      582,237
 Receivable for fund shares
  sold........................       127,544       197,521       149,128        60,000        4,000
 Receivable for investments
  sold........................            --            --     9,075,785            --      147,713
 Receivable for withholding
  taxes--dividends............            --            --       981,631            --           --
 Deferred organization
  expense.....................            --         1,845            --            --           --
 Prepaid expenses.............            --           915            --            --           --
 Receivable from investment
  advisor.....................            --            --            --        86,479           --
                                ------------  ------------  ------------   -----------  -----------
   Total Assets...............   136,716,485   450,224,811   324,682,524    30,655,169   47,043,193
                                ------------  ------------  ------------   -----------  -----------
Liabilities:
 Payable for fund shares
  redeemed....................         6,000       175,000       358,800       115,350       79,000
 Payable for investments
  purchased...................            --     2,795,821     3,255,878            --      338,989
 Unrealized depreciation on
  foreign currency contracts..            --            --        25,187            --           --
 Accrued expenses and other
  payables:
 Investment advisory..........        78,489       240,499       206,169            --       22,056
 Administration...............        11,957        39,303        28,611         2,589        3,959
 Shareholder services and
  12b-1.......................        28,871        94,899        69,082         6,251        9,560
 Custody......................        17,323        56,940        55,266         3,751        5,736
 Other........................        26,319        99,961        75,860        12,350       17,557
                                ------------  ------------  ------------   -----------  -----------
   Total Liabilities..........       168,959     3,502,423     4,074,853       140,291      476,857
                                ------------  ------------  ------------   -----------  -----------
Net Assets....................  $136,547,526  $446,722,388  $320,607,671   $30,514,878  $46,566,336
                                ============  ============  ============   ===========  ===========
 Net Assets consist of:
 Paid in capital..............   163,436,779   415,346,327   474,052,566    28,551,269   43,678,676
 Undistributed net investment
  income......................            --     3,969,756       112,671       403,516      442,347
 Accumulated net realized
  gain/(loss) on investments
  and foreign currencies
  translations................   (20,393,826)   (1,962,585) (113,151,690)      (89,169)     576,063
 Net unrealized appreciation/
  (depreciation) on
  investments.................    (6,495,427)   29,368,890   (41,215,942)    1,649,262    1,869,250
 Net unrealized appreciation
  on foreign currencies
  translations................            --            --       810,066            --           --
                                ------------  ------------  ------------   -----------  -----------
Net Assets....................  $136,547,526  $446,722,388  $320,607,671   $30,514,878  $46,566,336
                                ============  ============  ============   ===========  ===========
Net Asset Value, Maximum
 Offering Price and Redemption
 Proceeds per Share...........  $      10.88  $      13.61  $       8.11   $     10.94  $     11.16
                                ============  ============  ============   ===========  ===========
Shares of Capital Stock
 Outstanding..................    12,552,422    32,826,154    39,546,104     2,789,291    4,174,481
                                ============  ============  ============   ===========  ===========
Investments, at cost..........  $142,986,966  $420,456,611  $330,994,373   $28,424,084  $44,439,910
                                ============  ============  ============   ===========  ===========

                       See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2001
--------------------------------------------------------------------------------

                                  Core        Capital                      Fixed
                                Equities    Opportunity   International    Income    Municipal
                                  Fund          Fund          Fund          Fund     Bond Fund
                              ------------  ------------  -------------  ----------  ----------
Investment Income:
 Interest...................  $    387,060  $  7,695,924  $     776,932  $1,559,395  $1,597,746
 Dividend...................     1,427,938     2,684,032      7,154,773      29,440      79,474
 Foreign tax withholding....        (4,545)           --       (756,542)         --          --
                              ------------  ------------  -------------  ----------  ----------
 Total Income...............     1,810,453    10,379,956      7,175,163   1,588,835   1,677,220
                              ------------  ------------  -------------  ----------  ----------
Expenses:
 Investment advisory........     1,023,265     2,701,340      2,894,551     108,788     161,356
 Custody....................       224,600       619,708        784,163      36,263      53,785
 Administration.............       153,171       422,594        401,085      24,730      36,679
 Shareholder services and
  12b-1.....................       374,331     1,032,841        980,193      60,438      89,642
 Registration...............        14,413        26,198         21,703      11,189      10,618
 Amortization of
  organization costs........            --         5,597             --          --          --
 Insurance premiums.........         8,382        12,915         14,758       7,388       7,355
 Printing and postage.......        11,518        29,585         33,949       1,247       1,880
 Legal......................        27,372        87,258         90,555       4,945       3,846
 Audit......................        21,777        67,229         48,216       5,293       7,511
 Transfer agent.............         5,186         4,301         13,014       4,630       4,630
 Directors..................        20,420        28,151         23,464      12,936      17,653
 Miscellaneous..............        25,980        61,281         79,883       5,956       7,493
                              ------------  ------------  -------------  ----------  ----------
 Total expenses.............     1,910,415     5,098,998      5,385,534     283,803     402,448
Less fees waived:
 Waiver of investment
  advisory fee..............       (40,315)           --             --     (29,971)    (27,752)
                              ------------  ------------  -------------  ----------  ----------
 Total waivers..............       (40,315)           --             --     (29,971)    (27,752)
                              ------------  ------------  -------------  ----------  ----------
 Net expenses...............     1,870,100     5,098,998      5,385,534     253,832     374,696
                              ------------  ------------  -------------  ----------  ----------
Net Investment
 Income/(Loss)..............       (59,647)    5,280,958      1,789,629   1,335,003   1,302,524
                              ------------  ------------  -------------  ----------  ----------
Net Realized and Unrealized
 Gain/(Loss):
 Net realized gains/(losses)
  on investments............   (17,054,343)    3,741,863   (111,623,707)    131,859     841,585
 Net realized losses on
  foreign currency
  transactions..............            --            --     (1,152,100)         --          --
 Net change in unrealized
  appreciation/(depreciation)
  on investments............   (30,962,683)  (19,753,507)   (14,839,717)  1,580,659   1,537,531
 Net change in unrealized
  appreciation on
  translation of assets and
  liabilities in foreign
  currencies and foreign
  currency contracts........            --            --      1,358,478          --          --
                              ------------  ------------  -------------  ----------  ----------
Net Realized and Unrealized
 Gain/(Loss)................   (48,017,026)  (16,011,644)  (126,257,046)  1,712,518   2,379,116
                              ------------  ------------  -------------  ----------  ----------
Net Increase/(Decrease) in
 Net Assets Resulting from
 Operations.................  $(48,076,673) $(10,730,686) $(124,467,417) $3,047,521  $3,681,640
                              ============  ============  =============  ==========  ==========

                       See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                 Core Equities Fund       Capital Opportunity Fund
                              --------------------------  --------------------------
                                  Year          Year          Year          Year
                                 Ended         Ended         Ended         Ended
                              October 31,   October 31,   October 31,   October 31,
                                  2001          2000          2001          2000
                              ------------  ------------  ------------  ------------
From Operations:
 Net investment
  income/(loss).............  $    (59,647) $   (700,973) $  5,280,958  $  2,785,753
 Net realized gains/(losses)
  on investments............   (17,054,343)   (1,238,212)    3,741,863    17,983,720
 Net change in unrealized
  appreciation/(depreciation)
  on investments............   (30,962,683)   11,018,583   (19,753,507)   35,170,456
                              ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets from
  operations................   (48,076,673)    9,079,398   (10,730,686)   55,939,929
                              ------------  ------------  ------------  ------------
Distributions to
 Shareholders:
 From net investment income.            --            --    (3,725,535)     (541,345)
                              ------------  ------------  ------------  ------------
 Net decrease in net assets
  from distributions........            --            --    (3,725,535)     (541,345)
                              ------------  ------------  ------------  ------------
From Capital Stock
 Transactions:
 Net proceeds from sale of
  capital stock.............    59,464,777   101,922,358   160,867,659   179,723,638
 Reinvestment of dividends..            --            --     1,566,699       187,795
 Net cost of capital stock
  redeemed..................   (46,148,108)  (24,260,097)  (71,495,936)  (70,988,468)
                              ------------  ------------  ------------  ------------
 Net increase in net assets
  resulting from capital
  stock transactions........    13,316,669    77,662,261    90,938,422   108,922,965
                              ------------  ------------  ------------  ------------
 Net Increase/(Decrease) in
  Net Assets................   (34,760,004)   86,741,659    76,482,201   164,321,549
                              ------------  ------------  ------------  ------------
Net Assets:
 Beginning of period........   171,307,530    84,565,871   370,240,187   205,918,638
                              ------------  ------------  ------------  ------------
 End of period..............  $136,547,526  $171,307,530  $446,722,388  $370,240,187
                              ============  ============  ============  ============
 Undistributed net
  investment income.........  $         --  $         --  $  3,969,756  $  2,414,333
                              ============  ============  ============  ============
Share Transactions:
 Issued.....................     4,719,095     6,592,771    11,489,710    13,826,409
 Reinvested.................            --            --       113,611        14,390
 Redeemed...................    (3,700,945)   (1,571,063)   (5,156,640)   (5,662,153)
                              ------------  ------------  ------------  ------------
 Net Increase in Shares.....     1,018,150     5,021,708     6,446,681     8,178,646
                              ============  ============  ============  ============

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)
--------------------------------------------------------------------------------

                                 International Fund          Fixed Income Fund
                              --------------------------  ------------------------
                                  Year          Year
                                 Ended         Ended      Year Ended   Year Ended
                              October 31,   October 31,   October 31,  October 31,
                                  2001          2000         2001         2000
                              ------------  ------------  -----------  -----------
From Operations:
 Net investment income....... $  1,789,629  $  1,865,071  $ 1,335,003  $   744,846
 Net realized gains/(losses)
  on investments............. (111,623,707)   25,427,145      131,859     (104,068)
 Net realized losses on
  foreign currency
  transactions...............   (1,152,100)     (494,310)          --           --
 Net change in unrealized
  appreciation/
  (depreciation) on
  investments................  (14,839,717)  (47,833,037)   1,580,659      292,511
 Net change in unrealized
  appreciation/(depreciation)
  on foreign currency
  translations...............    1,358,478      (527,776)          --           --
                              ------------  ------------  -----------  -----------
 Net increase/(decrease) in
  net assets from operations. (124,467,417)  (21,562,907)   3,047,521      933,289
                              ------------  ------------  -----------  -----------
Distributions to
 Shareholders:
 From net investment income..   (1,414,811)   (3,496,681)  (1,101,298)    (702,427)
 From capital gains..........  (24,725,158)           --           --           --
                              ------------  ------------  -----------  -----------
 Net decrease in net assets
  from distributions.........  (26,139,969)   (3,496,681)  (1,101,298)    (702,427)
                              ------------  ------------  -----------  -----------
From Capital Stock
 Transactions:
 Net proceeds from sale of
  capital stock..............  119,936,688   289,349,594   17,233,830   11,971,304
 Reinvestment of dividends...   11,671,050     1,454,594      468,909      268,427
 Net cost of capital stock
  redeemed................... (110,717,494)  (41,492,138)  (7,239,500)  (3,572,842)
                              ------------  ------------  -----------  -----------
 Net increase in net assets
  resulting from capital
  stock transactions.........   20,890,244   249,312,050   10,463,239    8,666,889
                              ------------  ------------  -----------  -----------
 Net Increase/(Decrease) in
  Net Assets................. (129,717,142)  224,252,462   12,409,462    8,897,751
                              ------------  ------------  -----------  -----------
Net Assets:
 Beginning of period.........  450,324,813   226,072,351   18,105,416    9,207,665
                              ------------  ------------  -----------  -----------
 End of period............... $320,607,671  $450,324,813  $30,514,878  $18,105,416
                              ============  ============  ===========  ===========
 Undistributed net investment
  income..................... $    112,671  $    895,324  $   403,516  $   169,811
                              ============  ============  ===========  ===========
Share Transactions:
 Issued......................   11,722,685    22,564,398    1,646,621    1,205,036
 Reinvested..................    1,068,777       114,175       45,575       27,295
 Redeemed....................  (11,108,933)   (3,289,912)    (689,769)    (360,196)
                              ------------  ------------  -----------  -----------
 Net Increase in Shares......    1,682,529    19,388,661    1,002,427      872,135
                              ============  ============  ===========  ===========

                       See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                                                    (Concluded)
-------------------------------------------------------------------------------

                                                        Municipal Bond Fund
                                                      ------------------------
                                                      Year Ended   Year Ended
                                                      October 31,  October 31,
                                                         2001         2000
                                                      -----------  -----------
From Operations:
 Net investment income............................... $ 1,302,524  $   862,815
 Net realized gains/(losses) on investments..........     841,585      (49,974)
 Net change in unrealized appreciation on
  investments........................................   1,537,531    1,093,423
                                                      -----------  -----------
 Net increase in net assets from operations..........   3,681,640    1,906,264
                                                      -----------  -----------
Distributions to Shareholders:
 From net investment income..........................  (1,075,264)    (868,311)
                                                      -----------  -----------
 Net decrease in net assets from distributions.......  (1,075,264)    (868,311)
                                                      -----------  -----------
From Capital Stock Transactions:
 Net proceeds from sale of capital stock.............  24,754,616   16,254,762
 Reinvestment of dividends...........................     397,129      311,686
 Net cost of capital stock redeemed..................  (6,734,284) (11,546,236)
                                                      -----------  -----------
 Net increase in net assets resulting from capital
  stock transactions.................................  18,417,461    5,020,212
                                                      -----------  -----------
 Net Increase in Net Assets..........................  21,023,837    6,058,165
                                                      -----------  -----------
Net Assets:
 Beginning of period.................................  25,542,499   19,484,334
                                                      -----------  -----------
 End of period....................................... $46,566,336  $25,542,499
                                                      -----------  -----------
 Undistributed net investment income................. $   442,347  $   215,087
                                                      ===========  ===========
Share Transactions:
 Issued..............................................   2,291,697    1,621,285
 Reinvested..........................................      37,277       31,326
 Redeemed............................................    (621,786)  (1,149,649)
                                                      -----------  -----------
 Net Increase in Shares..............................   1,707,188      502,962
                                                      ===========  ===========


                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2001
-------------------------------------------------------------------------------

1. Organization. Old Westbury Funds, Inc. (the "Funds"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), is a diversified, open-end management investment company. The Funds' Articles of Incorporation permit the Funds' Board of Directors to create an unlimited number of series, each of which is a separate class of shares. At October 31, 2001, the Funds consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios") which are presented herein:

 Portfolio Name                        Investment Objective
 Old Westbury Core Equities Fund       Above-average long-term capital
 ("Core Equities Fund")                appreciation.
 Old Westbury Capital Opportunity Fund Capital appreciation.
 ("Capital Opportunity Fund")
 Old Westbury International Fund       Long-term growth of capital.
 ("International Fund")
 Old Westbury Fixed Income Fund        Total return (consisting of current
 ("Fixed Income Fund")                 income and capital
                                       appreciation).
 Old Westbury Municipal Bond Fund      Dividend income exempt from regular
 ("Municipal Bond Fund")               Federal income tax.

  The Funds were incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

  The Funds have authorized a total of 20 billion shares of common stock (par value $0.001 per share); each Portfolio is permitted to issue 4 billion of such shares.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board of Directors. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

  Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Investment Management LLC ("Bessemer"), the Portfolio's Investment Advisor to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

  Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

  B. Restricted Securities. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Portfolios or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Portfolios will not incur any registration costs upon such resales. The Portfolios' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures approved by the Board of Directors. For the year ended October 31, 2001 the Portfolios did not hold any restricted securities.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Continued)
-------------------------------------------------------------------------------


  C. Foreign Currency Translation. The books and records of the Funds are maintained in United States dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into United States dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into United States dollars at the exchange rate on the dates of the transactions.

  Although the net assets of the International Fund are presented at the foreign exchange rates and values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of the securities.

  Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

  D. Forward Foreign Currency Contracts. The International Fund may enter into forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward foreign currency contract ("forward") is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts or if the value of the currency changes unfavorably.

                      Deliver   Contract    Market    Unrealized
      Currency          Date     Value      Value    Depreciation
      --------        -------- ---------- ---------- ------------
Long Contracts:
Euro Dollar           11/05/01 $2,540,705 $2,524,492   $(16,213)
Japanese Yen          11/05/01  2,896,537  2,887,563     (8,974)
                               ---------- ----------   --------
Total Long Contracts           $5,437,242 $5,412,055   $(25,187)
                               ========== ==========   ========

  E. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Realized gains and losses

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------

on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Portfolios and includes the amortization of premiums and accretion of discounts for the Municipal Bond Fund, and accretion of discounts for the Fixed Income Fund.

  F. Distributions to Shareholders. Dividends from net investment income are declared and paid semi-annually for the Fixed Income and Municipal Bond Funds and annually for the Core Equities, Capital Opportunity and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  G. Federal Taxes. It is the policy of each Portfolio to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all federal income taxes.

  H. Other. Expenses that are directly related to one Portfolio are charged directly to that Portfolio. Other operating expenses of the Portfolios are prorated to each Portfolio on the basis of relative net assets or other appropriate basis.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Continued)
--------------------------------------------------------------------------------


3. Related Party Transactions:

  A. Investment Advisory Fees. Pursuant to an advisory contract effective May 2, 2001, the Funds have retained Bessemer to make investment decisions. Prior to May 2, 2001, Bessemer's parent, Bessemer Trust Company, N.A. ("Bessemer Trust") served as the Fund's investment adviser. The investment advisory fee paid to Bessemer for advisory services is computed daily and paid monthly in accordance with the following schedule:

   Core Equities and Capital Opportunity Funds--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million. Prior to January 11, 2001, the Capital Opportunity Fund had the following investment advisory fee schedule: 0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

   International Fund--0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million. Effective October 16, 2001, Bessemer retained its affiliate Bessemer Group (U.K.) Ltd. ("BGUK"), a wholly-owned subsidiary of Bessemer Trust, as sub-adviser to the Portfolio. Under the agreement, Bessemer will pay BGUK in accordance with the following fee schedule: 0.55% of the first $500 million of the Portfolio's average net assets, 0.45% of the second $500 million of such assets and 0.35% of such assets exceeding $1 billion.

   Fixed Income and Municipal Bond Funds--0.45% of the first $100 million of the Portfolio's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

  B. Administration Fees. BISYS Fund Services Ohio, Inc. (the "Administrator") serves as the administrator to the Funds. Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.12% of the total average daily net assets of the Portfolios within the Funds up to $450 million, 0.10% of the total average daily net assets of the Portfolios between $450 million and $750 million, 0.075% of the total average daily net assets of the Portfolios between $750 million and $1.5 billion, and 0.05% of the total average daily net assets of the Portfolios greater than $1.5 billion.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2001 (Continued)
-------------------------------------------------------------------------------


  C. Distribution and Service Plan and Distribution Reimbursement Fees. The Directors adopted a distribution and service plan (the "Plan") for the Funds pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Funds entered into a distribution agreement and a shareholder servicing agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS LP") and a shareholder servicing agreement with Bessemer Trust. Under its shareholder servicing agreement, Bessemer Trust receives payments from the Funds to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, BISYS LP receives payments from the Funds to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer Trust is permitted (i) to receive a payment from the Funds attributable to Bessemer Trust's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to BISYS LP and Bessemer Trust will not exceed 0.25% per annum of the Funds' average daily net assets.

  The distribution agreement with BISYS LP provides for reimbursement to BISYS LP by the Funds for its distribution, promotional and advertising costs incurred in connection with the distribution of the Funds' shares in an amount not to exceed 0.10% per annum for each of the Portfolio's average daily net assets.

  In addition, the Funds will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum for each of the Portfolio's average daily net assets.

  D. Directors' Fees. Each Director of the Funds receives a $25,000 annual retainer plus $3,000 per meeting attended and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings effective August 2, 2001. The elected Chairman receives a $5,000 additional annual fee effective August 2, 2001. Prior to August 2, 2001, the retainer fee was $12,000 annually plus $2,000 per meeting attended.

  E. Custody Fees. The Funds have retained Bessemer Trust to serve as the Funds' custodian. Bessemer Trust is responsible for maintaining the books and records of the Funds' securities and cash. For providing these services, Bessemer Trust receives from each Portfolio a fee accrued and

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Continued)
-------------------------------------------------------------------------------

paid monthly at an annual rate equal to 0.15% (0.20% for the International
Fund) of the average daily net assets of each Portfolio.

4. Purchase and Sales of Securities. For the year ended October 31, 2001 purchases and sales of investment securities other than short-term investments were as follows:

Portfolio Name                                         Purchases      Sales
--------------                                        ------------ ------------
Core Equities Fund................................... $126,513,235 $100,726,556
Capital Opportunity Fund.............................   72,942,943    7,924,761
International Fund...................................  582,202,567  567,517,458
Fixed Income Fund....................................   21,507,519   11,873,807
Municipal Bond Fund..................................   41,423,260   25,178,449

5. Recent Accounting Pronouncements. In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and accrete discounts on all fixed income securities. The Funds adopted the Guide November 1, 2001, and are required to record a cumulative effect adjustment of such amounts. The effect of these adjustments will be either to increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation/(depreciation) of securities. The adjustments will not be material to the results of the Funds operation and will have no effect on the net assets of the Funds.

6. Federal Income Taxes. At October 31, 2001, each of the following Portfolios had the following capital loss carryforwards for federal income tax purposes, which will expire in the following years:

Portfolio Name              2006        2007       2008        2009        Total
--------------           ----------- ----------- --------- ------------ ------------
Core Equities Fund...... $ 1,758,944          -- $ 670,712 $ 17,467,850 $ 19,897,506
Capital Opportunity
 Fund...................          -- $ 1,584,725        --           --    1,584,725
International Fund......          --          --        --  108,429,378  108,429,378
Fixed Income Fund.......          --          --    87,669           --       87,669

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2001 (Concluded)
-------------------------------------------------------------------------------


  The capital loss carryforward will reduce the applicable Portfolio's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

  During the year ended October 31, 2001, the Old Westbury Municipal Bond Fund paid tax-exempt income distributions in the amount of $1,064,774.

7. Subsequent Event: Distributions and Foreign Taxes Withheld (Unaudited). The following information summarizes per share distributions paid by each of the following Portfolios on December 27, 2001 to shareholders of record on December 18, 2001.

                                                    Capital Gains
                                                      Per Share    Foreign Taxes
                                                   ---------------    Paid or
                                        Net Income  Long-  Short-    Withheld
Portfolio Name                          Per Share   Term    Term     Per Share
--------------                          ---------- ------- ------- -------------
Capital Opportunity Fund...............  $0.1241        --      --         --
International Fund.....................   0.0023        --      --    $0.0045
Fixed Income Fund......................   0.2114        --      --         --
Municipal Bond Fund....................   0.1576   $0.0327 $0.0936         --

  The foreign taxes paid or withheld represents taxes incurred by the Portfolio on dividends received by the Portfolio from foreign sources. Pursuant to IRC Section 853, an election is expected to be made so that the foreign taxes paid or withheld are fully available for credit and should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
-------------------------------------------------------------------------------


                                           Core Equities Fund
                          ------------------------------------------------------
                          For the Year For the Year  For the Year
                             Ended        Ended         Ended     For the Period
                          October 31,  October 31,   October 31,  Ended October
                              2001         2000          1999     31, 1998(a)(c)
                          ------------ ------------  ------------ --------------
Net asset value,
 beginning of period....    $  14.85     $  12.99      $ 10.01       $ 10.00
                            --------     --------      -------       -------
Investment Operations:
 Net investment loss....        --(d)       (0.06)       (0.03)        (0.01)
 Net realized and
  unrealized
  gains/(losses) on
  investments...........       (3.97)        1.92         3.02          0.02
                            --------     --------      -------       -------
 Total from investment
  operations............       (3.97)        1.86         2.99          0.01
                            --------     --------      -------       -------
Distributions:
 Net investment income..          --           --        (0.01)           --
                            --------     --------      -------       -------
 Total Distributions....          --           --        (0.01)           --
                            --------     --------      -------       -------
Net asset value, end of
 period.................    $  10.88     $  14.85      $ 12.99       $ 10.01
                            ========     ========      =======       =======
Total Return............      (26.7%)       14.3%        29.9%          0.1%(e)
Annualized Ratios/
 Supplementary Data:
Net assets at end of
 period (000)...........    $136,548     $171,308      $84,566       $33,164
Ratio of expenses to
 average net assets.....       1.25%        1.28%        1.23%         1.25%(b)
Ratio of net investment
 loss to average net
 assets.................      (0.04%)      (0.50%)      (0.41%)       (0.03%)(b)
Ratio of expenses to
 average net assets*....       1.28%             (f)     1.42%         2.23%(b)
Ratio of net investment
 loss to average net
 assets*................      (0.07%)            (f)    (0.60%)       (1.01%)(b)
Portfolio turnover rate.         75%         121%         116%           56%
--------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)  Period from March 2, 1998 (commencement of operations) to October 31,
     1998.
(b)  Annualized.
(c)  Per share values calculated using average shares outstanding.
(d)  Less than $0.01 per share.
(e)  Not annualized.
(f)  There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS

                               (For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                               Capital Opportunity Fund
                          --------------------------------------------------------------------
                          For the Year  For the Year  For the Year For the Year For the Period
                             Ended         Ended         Ended        Ended         Ended
                          October 31,   October 31,   October 31,  October 31,   October 31,
                              2001          2000          1999         1998       1997(a)(c)
                          ------------  ------------  ------------ ------------ --------------
Net asset value,
 beginning of period....    $  14.04      $  11.31      $  10.63     $  11.82      $ 10.00
                            --------      --------      --------     --------      -------
Investment Operations:
 Net investment
  income/(loss).........        0.17          0.11          0.04        (0.07)       (0.06)
 Net realized and
  unrealized
  gains/(losses) on
  investments...........       (0.46)         2.65          0.64        (1.12)        1.88
                            --------      --------      --------     --------      -------
 Total from investment
  operations............       (0.29)         2.76          0.68        (1.19)        1.82
                            --------      --------      --------     --------      -------
Distributions:
 Net investment income..       (0.14)        (0.03)           --           --           --
                            --------      --------      --------     --------      -------
 Total Distributions....       (0.14)        (0.03)           --           --           --
                            --------      --------      --------     --------      -------
Net asset value, end of
 period.................    $  13.61      $  14.04      $  11.31     $  10.63      $ 11.82
                            ========      ========      ========     ========      =======
Total Return............       (2.1%)        24.4%          6.4%       (10.1%)       18.2%(e)
Annualized Ratios/
 Supplementary Data:
Net assets at end of
 period (000)...........    $446,722      $370,240      $205,919     $113,825      $51,528
Ratio of expenses to
 average net assets.....       1.23%         1.34%         1.38%        1.48%        1.50%(b)
Ratio of net investment
 income/(loss) to
 average net assets.....       1.28%         1.00%         0.12%       (0.57%)     (0.79%)(b)
Ratio of expenses to
 average net assets*....            (d)           (d)      1.40%        1.57%        2.58%(b)
Ratio of net investment
 income/(loss) to
 average net assets*....            (d)           (d)      0.10%       (0.66%)      (1.87%)(b)
Portfolio turnover rate.          3%          126%          102%         140%          46%
----------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Period from February 28, 1997 (commencement of operations) to October 31, 1997.
(b)  Annualized.
(c)  Per share values calculated using average shares outstanding.
(d)  There were no voluntary fee reductions during the period.
(e)  Not annualized.

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                              International Fund
                          --------------------------------------------------------------
                            For the       For the      For the     For the     For the
                          Year Ended    Year Ended    Year Ended Year Ended  Year Ended
                          October 31,   October 31,    October   October 31, October 31,
                             2001          2000        31, 1999     1998        1997
                          -----------   -----------   ---------- ----------- -----------
Net asset value,
 beginning of period....   $  11.89      $  12.24      $   9.74   $  11.75    $  11.16
                           --------      --------      --------   --------    --------
Investment Operations:
 Net investment income..       0.05          0.06          0.14       0.14        0.12
 Net realized and
  unrealized
  gains/(losses) on
  investments, and
  foreign currencies....      (3.13)        (0.25)         2.61      (1.25)       0.62
                           --------      --------      --------   --------    --------
 Total from investment
  operations............      (3.08)        (0.19)         2.75      (1.11)       0.74
                           --------      --------      --------   --------    --------
Distributions:
 Net investment income..      (0.04)        (0.16)        (0.25)     (0.18)      (0.15)
 Net realized gains.....      (0.66)           --            --      (0.72)         --
                           --------      --------      --------   --------    --------
 Total Distributions....      (0.70)        (0.16)        (0.25)     (0.90)      (0.15)
                           --------      --------      --------   --------    --------
Net asset value, end of
 period.................   $   8.11      $  11.89      $  12.24   $   9.74    $  11.75
                           ========      ========      ========   ========    ========
Total Return............     (27.4%)        (1.6%)        28.8%     (10.2%)       6.6%
Annualized
 Ratios/Supplementary
 Data:
Net assets at end of
 period (000)...........   $320,608      $450,325      $226,072   $123,232    $173,793
Ratio of expenses to
 average net assets.....      1.37%         1.37%         1.43%      1.49%       1.50%
Ratio of net investment
 income to average net
 assets.................      0.46%         0.49%         0.80%      1.27%       0.98%
Ratio of expenses to
 average net assets*....           (a)           (a)      1.46%      1.53%       1.52%
Ratio of net investment
 income to average net
 assets*................           (a)           (a)      0.77%      1.23%       0.96%
Portfolio turnover rate.       154%          103%          160%       129%         58%
----------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)  There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS

                               (For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                         Fixed Income Fund
                          -----------------------------------------------
                                                                For the
                            For the     For the     For the     Period
                          Year Ended  Year Ended  Year Ended     Ended
                          October 31, October 31, October 31, October 31,
                             2001        2000        1999     1998(a)(c)
                          ----------- ----------- ----------- -----------   ---
Net asset value,
 beginning of period....    $ 10.13     $ 10.07     $10.93      $10.00
                            -------     -------     ------      ------
Investment Operations:
 Net investment income..       0.56        0.52       0.48        0.28
 Net realized and
  unrealized
  gains/(losses) on
  investments...........       0.76        0.10      (0.75)       0.65
                            -------     -------     ------      ------
 Total from investment
  operations............       1.32        0.62      (0.27)       0.93
                            -------     -------     ------      ------
Distributions:
 Net investment income..      (0.51)      (0.56)     (0.51)         --
 Net realized gains.....         --          --      (0.08)         --
                            -------     -------     ------      ------
 Total Distributions....      (0.51)      (0.56)     (0.59)         --
                            -------     -------     ------      ------
Net asset value, end of
 period.................    $ 10.94     $ 10.13     $10.07      $10.93
                            =======     =======     ======      ======
Total Return............      13.4%        6.5%      (2.7%)       9.3%(d)
Annualized
 Ratios/Supplementary
 Data:
Net assets at end of
 period (000)...........    $30,515     $18,105     $9,208      $5,599
Ratio of expenses to
 average net assets.....      1.05%       1.05%      1.05%       1.05%(b)
Ratio of net investment
 income to average net
 assets.................      5.51%       5.66%      4.96%       4.48%(b)
Ratio of expenses to
 average net assets*....      1.17%       1.47%      3.16%       7.13%(b)
Ratio of net investment
 income/(loss) to
 average net assets*....      5.39%       5.24%      2.85%      (1.60%)(b)
Portfolio turnover rate.        52%         28%        83%         30%
-------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)  Period from March 12, 1998 (commencement of operations) to October 31,
     1998.
(b)  Annualized.
(c)  Per share values calculated using average shares outstanding.
(d)  Not Annualized.

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                           Municipal Bond Fund
                          -----------------------------------------------------
                          For the Year For the Year For the Year For the Period
                             Ended        Ended        Ended         Ended
                          October 31,  October 31,  October 31,   October 31,
                              2001         2000         1999       1998(a)(c)
                          ------------ ------------ ------------ --------------
Net asset value,
 beginning of period....    $ 10.35      $  9.92      $ 10.62       $ 10.00
                            -------      -------      -------       -------
Investment Operations:
 Net investment income..       0.35         0.39         0.31          0.21
 Net realized and
  unrealized
  gains/(losses) on
  investments...........       0.79         0.46        (0.65)         0.41
                            -------      -------      -------       -------
 Total from investment
  operations............       1.14         0.85        (0.34)         0.62
                            -------      -------      -------       -------
Distributions:
 Net investment income..      (0.33)       (0.42)       (0.32)           --
 Net realized gains.....         --           --        (0.04)           --
                            -------      -------      -------       -------
 Total Distributions....      (0.33)       (0.42)       (0.36)           --
                            -------      -------      -------       -------
Net asset value, end of
 period.................    $ 11.16      $ 10.35      $  9.92       $ 10.62
                            =======      =======      =======       =======
Total Return............       11.2%         8.8%        (3.3%)         6.2%(d)
Annualized
 Ratios/Supplementary
 Data:
Net assets at end of
 period (000)...........    $46,566      $25,542      $19,484       $11,050
Ratio of expenses to
 average net assets.....       1.05%        1.05%        1.05%         1.05%(b)
Ratio of net investment
 income to average net
 assets.................       3.63%        4.03%        3.50%         3.40%(b)
Ratio of expenses to
 average net assets*....       1.12%        1.26%        2.05%         3.95%(b)
Ratio of net investment
 income to average net
 assets*................       3.56%        3.82%        2.50%         0.50%(b)
Portfolio turnover rate.         74%         106%          96%           40%
-------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)  Period from March 6, 1998 (commencement of operations) to October 31,
     1998.
(b)  Annualized.
(c)  Per share values calculated using average shares outstanding.
(d)  Not Annualized.

                      See Notes to Financial Statements.

                                                   INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------


The Board of Directors and Shareholders,
Old Westbury Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Old Westbury Funds, Inc. (the "Funds") (comprising, respectively, Core Equities Fund, Capital Opportunity Fund, International Fund, Fixed Income Fund, and Municipal Bond Fund--the "Portfolios") as of October 31, 2001, the related statements of operations for the year then ended and of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the respective Portfolios constituting the Old Westbury Funds, Inc. as of October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
December 14, 2001

Investment Advisor:                          Administrator:
Bessemer Investment Management LLC           BISYS Fund Services Ohio, Inc.
630 Fifth Avenue                             3435 Stelzer Road
New York, NY 10111                           Columbus, OH 43219
(212) 708-9100

                                             Shareholder Servicing Agent:
Distributor and Shareholder                  Bessemer Trust Company, N.A.
Servicing Agent:                             630 Fifth Avenue
BISYS Fund Services LP                       New York, NY 10111
3435 Stelzer Road                            (212) 708-9100
Columbus, OH 43219

                                             Independent Auditors:
Transfer Agent:                              Deloitte & Touche LLP
BISYS Fund Services Ohio, Inc.               Two World Financial Center
3435 Stelzer Road                            New York, NY 10281
Columbus, OH 43219

Custodian:
Bessemer Trust Company, N.A.
100 Woodbridge Center Drive
Woodbridge, NJ 07095


Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505
(12/01)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.